UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Check the appropriate box:

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Preliminary Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under §240.14a-12

Prestige Consumer Healthcare Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CAPITAL ALLOCATION OPTIONALITY POSITIONED TO **CREATE VALUE**

Hydralyte
Dramamine
Gaviscon
Fleet
summer's eve
se
MONISTAT
thera tears
CLEAR EYES
Debrox
2024
PROXY STATEMENT
DenTek
BC
Goody's
LUDEN'S
LITTLE REMEDIES
Chloraseptic
Compound W
WART REMOVER
Nix
BOUDREAUX'S BUTT PASTE

2024 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING

Prestige Consumer
HEALTHCARE

MESSAGE FROM OUR CHAIR AND CEO Ronald M. Lombardi President, Chief Executive Officer and Chair of the Board

DEAR STOCKHOLDER:
Fiscal 2024 delivered a milestone year for our company in multiple ways. We achieved the lowest year-end leverage profile in the Company’s history, grew free cash flow and delivered a stable year-over-year financial performance in spite of highly unusual short-term supply chain challenges late in the year.
Our ability to deliver these results against a very dynamic consumer and retail environment is the result of our proven business strategy and the benefits of a diverse portfolio of trusted brands. These excellent results are a culmination of a strategy set in place over five years ago. At the time, we made the decision to emphasize deleveraging while continuing to support our long-term brand-building efforts. This strategy has paid off. With consistent execution and patience, we are incrementally well positioned with a large base of optimal capital that can reinforce our capital allocation priorities to drive shareholder value over time. Executing this strategy is an entire organization that continues to operate at the highest level of excellence thanks to our guiding principles of Leadership, Trust, Change, and Execution.
We look forward to seeing you at the 2024 Annual Meeting of Stockholders.
Sincerely,

Ronald M. Lombardi President, Chief Executive Officer and Chair of the Board

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
The 2024 Annual Meeting of Stockholders of Prestige Consumer Healthcare Inc. will be held:

WHEN:	WHERE:	WHO:
Tuesday, August 6, 2024 10:00 a.m. (Eastern Daylight Time)	At the Company’s offices 660 White Plains Road Tarrytown, New York 10591	Only stockholders of record at the close of business on June 10, 2024 will be entitled to vote at the Annual Meeting.
ITEMS OF BUSINESS
1
Elect the seven directors nominated by the Board of Directors and named in the accompanying Proxy Statement to serve until the 2025 Annual Meeting of Stockholders or until their earlier death, removal or resignation

2	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2025
3	Conduct an advisory vote to approve the compensation of our named executive officers
4	Approve a proposal for the Amendment to our Amended and Restated Certificate of Incorporation
5	Conduct other business as may properly be brought before the 2024 Annual Meeting of Stockholders or any adjournment or postponement thereof, including proposals to adjourn or postpone the meeting
Accompanying this Notice of Annual Meeting of Stockholders is a Proxy Statement, related proxy card with a postage paid return envelope, and our Annual Report for our fiscal year ended March 31, 2024. The Annual Report contains financial and other information that is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.
By Order of the Board of Directors, William C. P’Pool Senior Vice President, General Counsel & Corporate Secretary July 5, 2024

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD, OR VOTE BY THE INTERNET ACCORDING TO THE INSTRUCTIONS ON YOUR PROXY CARD. A SELF-ADDRESSED POSTAGE PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON. YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS ON PAGE 76 OF THE PROXY STATEMENT.

If you own shares in a brokerage account, your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares. Your broker cannot vote your shares for proposals regarding the election of our directors, approval of the compensation of our named executive officers or the amendment to our certificate of incorporation unless you provide voting instructions to your broker. Therefore, it is very important that you exercise your right as a stockholder and vote on all proposals.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON AUGUST 6, 2024:
This Proxy Statement, the Proxy Card and the 2024 Annual Report to Stockholders are available at the “investors” tab of www.prestigeconsumerhealthcare.com, our internet website.

You can submit a request for a copy of the Proxy Statement, Annual Report and Form of Proxy for any future stockholder meetings (including the meeting of stockholders to be held on August 6, 2024) to 1-800-831-7105, (Attention: Investor Relations), proxy@prestigebrands.com or the “contact us” tab at www.prestigeconsumerhealthcare.com.

You can also contact us at the phone number, e-mail address and website set forth above to request directions to the location of the Annual Meeting of Stockholders so that you may attend the meeting and vote in person.

PROXY SUMMARY
PROXY SUMMARY
ABOUT THE MEETING

WHEN:	WHERE:	WHO:
Tuesday, August 6, 2024 10:00 a.m. (Eastern Daylight Time)	At the Company’s offices 660 White Plains Road Tarrytown, New York 10591	Only stockholders of record at the close of business on June 10, 2024 will be entitled to vote at the Annual Meeting.
VOTING MATTERS
PROPOSAL					BOARD’S RECOMMENDATION	SEE PAGE
1	To elect the seven directors nominated by the Board of Directors and named in this Proxy Statement to serve until the 2025 Annual Meeting of Stockholders or until their earlier death, removal or resignation				FOR each director nominee	19
	☐ Ronald M. Lombardi	☐ John E. Byom	☐ Celeste A. Clark	☐ James C. D’Arecca
	☐ Sheila A. Hopkins	☐ John F. Kelly	☐ Dawn M. Zier
2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2025				FOR	29
3	To vote on a non-binding resolution to approve the compensation of our named executive officers as disclosed in our Proxy Statement				FOR	31
4	To vote for the approval of the Amendments to our Amended and Restated Certificate of Incorporation				FOR	32
HOW TO VOTE
STOCKHOLDERS OF RECORD
Have your proxy card with your 11-digit control number available and follow the instructions.
BY INTERNET Visit, 24/7, access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone.
BY MAIL Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
IN PERSON Attend the annual meeting and cast your ballot
The deadline to vote electronically is 11:59 p.m. Eastern Daylight Time on August 5, 2024. If you vote electronically, you do not need to return a proxy card.
BENEFICIAL OWNERS
If your shares are held in “street name,” your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares.
Beneficial owners who hold shares in “street name” and who wish to vote in person at the Annual Meeting must bring a power of attorney or legal proxy from their bank, broker or other nominee.

This Proxy Statement and the proxy card are first being mailed or given to stockholders on or about July 5, 2024.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	4

PROXY SUMMARY
COMPENSATION HIGHLIGHTS
Fiscal 2024 delivered a milestone year for our company in multiple ways. We achieved the lowest year-end leverage profile in the Company’s history, grew free cash flow approximately 8%, and delivered a stable year-over-year financial performance in spite of highly unusual short-term supply chain challenges late in the year.
These excellent results are a culmination of a strategy set in place over five years ago. At the time, we made the decision to emphasize deleveraging while continuing to support our long-term brand-building efforts. This strategy has paid off. With consistent execution and patience, we are incrementally well positioned with a large base of optimal capital that can reinforce our capital allocation priorities to drive shareholder value over time. Below are just a few of the financial highlights of fiscal ‘24 that tie both directly and indirectly into incentive program compensation.
Top Line Trends	■ Revenue of $1,125 Million ■ Consumption was very strong for the year, exceeding our long-term 2 to 3% target ■ Continued strong growth in International OTC segment
EPS	■ Adjusted EPS of $4.21 ■ Strong financial profile leading to sustained profitability
Free Cash Flow & Allocation	■ Adjusted Free Cash Flow of about $240 million ■ Reduced debt to lowest level in recent Company history, which enables future capital allocation optionality
Please refer to Appendix A for a reconciliation of non-GAAP Adjusted EPS and Adjusted Free Cash Flow to our most directly comparable financial measures presented in accordance with GAAP.

WE PAY FOR PERFORMANCE
We closely link pay and performance through the rigorous goals we set in our incentive programs and the fact that our entire long-term incentive is delivered in equity, which aligns our management team with our stockholders.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	5

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)

Prestige Consumer Healthcare’s Board of Directors, management and employees all recognize the responsibility that comes with selling trusted consumer healthcare brands, and the importance of integrating corporate sustainability into our operations and culture for the benefit of future generations. We are committed to building environmental sustainability, social responsibility, and effective corporate governance into all aspects of our business. We view this as sound business strategy that drives resiliency and long-term value creation for the benefit of all stakeholders, including our consumers, customers, employees, investors, suppliers, regulators and the communities in which we live and operate.

We developed a roadmap for implementation of our ESG program and retained a third-party sustainability consulting firm to assist us with our planning and materiality assessment. We published our inaugural corporate sustainability report in 2023, which is available on our website, esg.prestigeconsumerhealthcare.com. We will publish our 2024 corporate sustainability report later in 2024. Our approach to ESG is based on credible frameworks and standards that create a foundation for identifying material ESG topics, understanding our ESG risks and opportunities, and informing our ESG strategy. We also understand the importance of preparing for market transformations by staying proactive in our strategy and preparing for increased transparency with our stakeholders, along with shifts in regulations, such as the SEC climate risk disclosures.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	6

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
PURPOSE & VALUES
Our mission is to deliver high-quality consumer health and personal care products that improve and enrich the lives of our consumers. For generations, our trusted brands have helped consumers care for themselves and their loved ones.
OUR COMMITMENT TO OUR FOUR CORE PRINCIPLES
LEADERSHIP	TRUST	CHANGE	EXECUTION
Our Company culture is founded on the principles of Leadership, Trust, Change, and Execution. These principles inspire an inclusive culture that continuously drives our Company towards excellence. The hard work of all our employees and the commitment to these principles enabled us to leverage our business attributes — a leading and time-tested portfolio of brands, a strong financial profile, and consistent cash flows — to deliver strong business achievements in the fiscal year.
OUR BRANDS
We own and market a diverse portfolio of well-recognized consumer brands, some of which were established over 100 years ago. Over time, our brands have developed trust and heritage with consumers that use them, including brands such as Monistat®, Dramamine®, Clear Eyes®, BC®, Goody’s®, Summer’s Eve®, TheraTears®, DenTek® and many others.
OUR OPERATIONS AND SUPPLY CHAIN
We are committed to managing our manufacturing facilities in Lynchburg, Virginia and Victoria, Australia, as well as our over 100 global suppliers in a responsible manner so that they are aligned with our mission and values. We require each supplier to share the same values our Company embraces and adhere to our Supplier Code of Conduct, which outlines environmental and social responsibilities that are aligned with our mission. This code is a standard communication across all suppliers, which allows us to convey to each our formal expectations around expected business practices. This serves to actively aid our partners in their ability to observe our values and standards.
CODE OF CONDUCT
We have a strict Code of Conduct and Ethics that fosters a work environment that is free from intimidation, harassment and violence. Our team employs a process to investigate and resolve any potential conduct or ethics concern that may violate our mission of diversity and inclusion. We use a third-party reporting service for employees to exercise any such concern with anonymity and confidentiality. Raising a concern honestly or participating in an investigation cannot be the basis for any adverse employment action, including termination, suspension, loss of benefits, threats, harassment or discrimination.
HUMAN CAPITAL MANAGEMENT
Our Company culture is founded on the principles of Leadership, Trust, Change and Execution. Of those principles, Trust is among the most important — Trust in the safety and performance of our products, the integrity of our manufacturing and marketing processes, the character of our people, and the benefit to our consumers and society. We also reward employees who take ownership and embody our principle of Leadership with projects that positively impact our business, community and stakeholders.
We take pride in our diverse culture reflected in the wide range of backgrounds, races, nationalities, personalities, ideas, and talents that make up our organization. We continue to build on our long commitment of equal employment opportunity and anti-discrimination by supporting inclusion of people with unique cultural and ethnic heritage, color and backgrounds, gender identification and sexual orientation, and other traits. We endeavor to facilitate the acquisition of diverse attitudes, skills and talents particularly for future leadership roles through hiring, workplace practices and employee development. We strive to create and sustain an environment where all employees are heard and inspired to achieve their full potential. We continually review our Company employee demographics to help us adhere to these principles.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	7

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
SAFETY & HEALTH
We are committed to providing a safe work environment for our employees and require employees to share this commitment by abiding by rigorous safety measures. To enable this and assure that the message of health, safety and well-being are part of our work culture, we conduct regular training programs at our production facility. We seek to comply with all U.S. federal, state and/or local occupational safety and health standards and report our safety records in accordance with the Occupational Safety and Health Administration (“OSHA”). We also seek to comply with the applicable safety and health standards in all other countries in which we have employees, including Australia, the United Kingdom and Singapore.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	8

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)

Good governance practices are imperative for aligning the interests of individuals, the organization and society. The Board of Directors provides oversite of the Company’s strategy, risks and governance, including ESG.

CORPORATE GOVERNANCE HIGHLIGHTS

Board Accountability. All directors stand for election each year subject to a resignation policy if they do not receive a majority.
Director Independence. 6 of 7 director nominees are independent and all members of each committee are independent.
Board Leadership. Annual assessment of Board leadership structure and strong Lead Independent Director role appointed each year.
Director Engagement. Robust attendance for Board and committee meetings in 2024; all directors attended more than 75% of the meetings of the Board and the Committees on which they served.
Board Diversity. Diverse and experienced Board comprised of individuals with different backgrounds, relevant experiences, ages, gender and ethnic diversity.
Regular Executive Sessions. All regularly scheduled Board and committee meetings provide an opportunity for the directors to meet without management present.
Board and Committee Self-Evaluations. The Board and each of its committees conducts a self-evaluation of its performance on an annual basis, with individual assignment and follow-up for any items identified as a part of continuous improvement efforts.
No Overboarding. Nonemployee directors are limited to no more than four public company boards in addition to the Company, and the CEO is limited to one board in addition to the Company.

Director Access and Resources. Board members have significant interaction with and direct access to senior business leaders and outside experts.
Stockholder Rights. Stockholders may act by written consent.
Regular Review of Key Governance Documents. Annual review of Committee Charters, Corporate Governance Guidelines and Code of Conduct and Ethics.
Compensation Best Practices. Including annual Say on Pay vote, implementation of  “double trigger” change-in-control vesting provisions, provisions for awards that are assumed in connection with a change-in-control, no excise tax reimbursements for change-in-control payments, strict policy of no hedging and limited pledging of common stock by directors and executive officers, clawback policy and stock ownership guidelines.
Robust Code of Conduct and Ethics. Promotes honest and ethical conduct throughout the Company and all employees receive regular online training.
Robust Risk Management/ESG Oversight. The Board and designated committees exercise oversight of management’s risk assessment and management processes and findings and oversee the Company’s sustainability/ESG strategy and initiatives.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	9

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
What is Corporate Governance and how does the Company implement it?
Corporate governance is a set of guidelines and policies established by the Company to ensure that our directors and all employees conduct the Company’s business in a legal, impartial and ethical manner. Your Board has a strong commitment to sound and effective corporate governance practices. The Company’s management and the Board have reviewed and continue to monitor our corporate governance practices considering Delaware law, U.S. federal securities laws, the listing requirements of the NYSE and best practices.
What documents establish and implement the Company’s Corporate Governance practices?
The Code of Conduct and Ethics, the Code of Ethics for Senior Financial Employees (which is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions), the Corporate Governance Guidelines, the Insider Trading Policy, and the Charters of our Audit and Finance, Compensation and Talent Management and Nominating and Corporate Governance Committees were adopted by the Company for the purpose of transparency in our governance practices, as well as promoting honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company with the Securities and Exchange Commission (the “SEC”), and compliance with all applicable rules and regulations that apply to the Company and its officers, employees and directors. The Insider Trading Policy governs the purchase, sale and other dispositions of the Company’s securities by the Company’s directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards.

■ Code of Conduct and Ethics	■ Code of Ethics for Senior Financial Employees

■ Charters of our Audit and Finance, Compensation and Talent Management and Nominating and Corporate Governance Committees	■ Corporate Governance Guidelines ■ Insider Trading Policy
The documents described above may be accessed at the “Investors” tab of www.prestigeconsumerhealthcare.com, our internet website. In addition, you may request, without charge, a copy of the foregoing documents by submitting a written request for any of these materials to: Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary.
ON OUR CORPORATE WEBSITE	BY WRITING TO
www.prestigeconsumerhealthcare.com	Prestige Consumer Healthcare Inc. Attention: Corporate Secretary 660 White Plains Road Tarrytown, New York 10591
How can I communicate with the Board of Directors?
We want to hear from you
Stockholders and other interested parties may send communications to the Board of Directors or any committee thereof or any individual director by writing to the Board of Directors, such committee or such individual director at Prestige Consumer Healthcare Inc., 660 White Plains
Road, Tarrytown, New York 10591, Attention: Corporate Secretary. The Corporate Secretary
will distribute all stockholder and other interested party communications to the intended recipients and/or to the entire Board of Directors, as appropriate.

What are the Company’s Complaint Procedures?
Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chair of the Audit and Finance Committee at Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”
Alternatively, complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by our employees confidentially and anonymously by contacting the Company’s Integrity

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	10

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
Hotline. The Integrity Hotline is an independent third party that the Company has retained to receive anonymous complaints from the Company’s employees.
How often did the Board of Directors meet in 2024?

The Board of Directors held five meetings during fiscal 2024. Each director is expected to attend each meeting of the Board of Directors and those committees on which he or she serves. The Board of Directors expects that its members will attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) either in person, by videoconference or by telephone. All our directors attended the 2023 Annual Meeting of Stockholders.
≥75% ATTENDANCE Each of our directors attended 75% or more of the total number of meetings of the Board of Directors and those committees on which he or she served during the last fiscal year.
Does the Company have a Chair of the Board?
Yes. The Board of Directors appointed Mr. Lombardi as the Chair of the Board in May of 2017.
John E. Byom currently serves as Lead Independent Director. The Board of Directors considered the structure of its leadership and determined that, based on experience and efficiency, it would strengthen the Company’s ability to meet its strategic vision and create shareholder value by appointing Mr. Lombardi to the combined role of CEO and Chair. The Board appointed Mr. Byom as its independent and non-executive Lead Independent Director to help ensure the independent directors continue to provide effective oversight of Company management and key issues related to strategy, risk and integrity.
What are the responsibilities of the Lead Independent Director?
The Lead Independent Director acts in a leadership capacity with respect to the Board of Directors and consults with the Chair of the Board between meetings of the Board of Directors. The Board created the Lead Independent Director role is an integral part of a leadership structure that promotes strong, independent oversight of the Company’s management and affairs. Key responsibilities of the Lead Independent Director include:
■
assist the Board, the Chief Executive Officer and other members of management in promoting compliance with and implementation of the Corporate Governance Guidelines;

■
preside at the executive sessions of the independent directors and have the authority to call additional executive sessions or meetings of the independent directors;

■
preside at Board meetings in the Chair’s absence;

■
review and approve information sent to the Board;

■
review and approve meeting agendas for the Board and approve meeting schedules to ensure sufficient time for discussion of all agenda items;

■
facilitate communications between employees, stockholders and others with the independent directors;

■
be available for consultation and direct communication with major stockholders if requested; and

■
monitor and evaluate, along with the members of the Compensation and Talent Management Committee and the other independent directors, the performance of the Chief Executive Officer.

What Committees have been established by the Board of Directors?
The Board of Directors currently has three standing committees:
■
the Audit and Finance Committee;

■
the Compensation and Talent Management Committee; and

■
the Nominating and Corporate Governance Committee.

100%	As required by the NYSE, all members of the Audit and Finance, Compensation and Talent Management and Nominating and Corporate Governance Committees are independent directors.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	11

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
The following table sets forth the current membership of the Company’s standing committees:
AUDIT AND FINANCE
■ James C. D’Arecca (Chair)
■ John E. Byom
■ Sheila A. Hopkins
■ Dawn M. Zier
COMPENSATION & TALENT MANAGEMENT
■ Dawn M. Zier (Chair)
■ John E. Byom
■ Celeste A. Clark
■ John F. Kelly
■ Natale S. Ricciardi*
NOMINATING & CORPORATE GOVERNANCE
■ Celeste A. Clark (Chair)
■ James C. D’Arecca
■ Sheila A. Hopkins
■ John F. Kelly
■ Natale S. Ricciardi*

*
Retiring from the committee as of the Annual Meeting.

Who are the Company’s independent directors?
In accordance with the NYSE’s listing requirements, the Board of Directors has evaluated, for each of the directors, his or her independence from the Company and its management. In its evaluation, the Board of Directors reviewed whether any transactions or relationships exist currently, or existed during the past three years, between each director and the Company or its subsidiaries, affiliates or independent auditors. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates. Based on this review and the NYSE’s definition of  “independence,” the Board of Directors has determined that a majority of the Board of Directors is “independent.” The independent directors currently are Mses. Clark, Hopkins and Zier and Messrs. Byom, D’Arecca, Kelly and Ricciardi. Based on the NYSE’s listing requirements, the Board of Directors has also determined that each of the members of our Compensation and Talent Management Committee is “independent”. The Board of Directors has also determined that each of the members of our Audit and Finance Committee is “independent” for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE’s listing requirements. The Board of Directors also determined that Ms. Zier, Mr. Byom and Mr. D’Arecca are financially literate as that qualification is interpreted by the Board and the NYSE and each is an “audit committee financial expert” as that term is defined by SEC regulations.
Does the Board of Directors evaluate itself and its committees?
Yes. Every year, the Board of Directors and its committees complete a self-evaluation of their performance and engage in discussion regarding the results. In the event the Board of Directors or its committees determine that modifications to their practices are required, those changes may be implemented through amendments to the Company’s corporate governance practices and the documents through which such practices are effectuated.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	12

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
What are the responsibilities of the Audit and Finance Committee?
AUDIT AND FINANCE COMMITTEE		MEETINGS IN 2024: 4
JAMES C. D’ARECCA (CHAIR)	JOHN E. BYOM	SHEILA A. HOPKINS	DAWN M. ZIER
PRIMARY RESPONSIBILITIES

The Audit and Finance Committee is responsible for, among other things:
■
the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit opinion on our annual financial statements;

■
reviewing the independence of the independent registered public accounting firm and taking, or recommending that the Board of Directors take, appropriate action to oversee their independence;

■
approving, in advance, all audit and non-audit services to be performed by the independent registered public accounting firm;

■
overseeing our accounting and financial reporting processes and the audits of our financial statements;

■
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

■
engaging independent counsel and other advisers as the Audit and Finance Committee deems necessary;

■
determining compensation of advisors hired by the Audit and Finance Committee and ordinary administrative expenses;

■
providing advice and counsel to management on financial strategy, capital structure and capital allocation;

■
reviewing and assessing the adequacy of the Audit and Finance Committee’s formal written charter on an annual basis;

■
reviewing policies for risk assessment and risk management, including meeting with management at least annually to review the Company’s strategic, enterprise risk exposures, concentrations and mitigation measures undertaken by management to monitor and control those exposures;

■
reviewing policies with respect to the Company’s information technology (IT) systems, privacy, information governance and cybersecurity management, including meeting with management at least annually to review the Company’s IT security program, compliance and controls with the Chief Information Security Officer, and the steps management has taken to monitor and mitigate such cyber and privacy exposures;

■
oversight of the impact of new and proposed ESG disclosure laws and regulatory requirements, filings, controls and procedures; and

■
handling such other matters as are specifically delegated to the Audit and Finance Committee by the Board of Directors from time to time.

The Board of Directors adopted a written charter for our Audit and Finance Committee, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes such a request in writing to the Company’s Corporate Secretary. PricewaterhouseCoopers LLP currently serves as our independent registered public accounting firm. The Audit and Finance Committee met four times during 2024.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	13

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
What are the responsibilities of the Compensation and Talent Management Committee?
COMPENSATION & TALENT MANAGEMENT COMMITTEE		MEETINGS IN 2024: 5
DAWN M. ZIER (CHAIR)	JOHN E. BYOM	CELESTE A. CLARK	JOHN F.KELLY	NATALE S. RICCIARDI
PRIMARY RESPONSIBILITIES

The Compensation and Talent Management Committee is responsible for, among other things:
■
determining the compensation and benefits of all our executive officers;

■
recommending to the Board of Directors the compensation for non-employee directors;

■
reviewing our compensation and benefit plans to ensure that they meet corporate objectives, as well as evaluating the risk associated with the compensation and benefit plans;

■
administering our stock plans and other incentive compensation plans;

■
approving the annual corporate goals and objectives of the CEO and executive officers and evaluating their performance against those goals and objectives;

■
reviewing succession planning for senior management and along with the Nominating and Corporate Governance Committee, for the CEO;

■
oversight of the development, implementation, and effectiveness of the Company’s policies and strategies related to its human capital management, including matters related to diversity, equality, and inclusion, and talent management; and

■
handling such other matters as are specifically delegated to the Compensation and Talent Management Committee by the Board of Directors from time to time.

The Board of Directors adopted a written charter for our Compensation and Talent Management Committee, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes such a request in writing to the Company’s Corporate Secretary. Pursuant to the charter, the Compensation and Talent Management Committee may delegate its authority and duties to one or more subcommittees, individual members of the Compensation and Talent Management Committee, other members of the Board or management, as it deems appropriate, in accordance with applicable laws and regulations. In addition, the Compensation and Talent Management Committee may, in its sole discretion and at the Company’s expense, retain and terminate such independent consultants or experts as it deems necessary or appropriate in the performance of its duties.
The Compensation and Talent Management Committee met five times during 2024.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	14

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
What are the responsibilities of the Nominating and Corporate Governance Committee?
NOMINATING & CORPORATE GOVERNANCE COMMITTEE		MEETINGS IN 2024: 5
CELESTE A. CLARK (CHAIR)	JAMES C. D’ARECCA	SHEILA A. HOPKINS	JOHN F. KELLY	NATALE S. RICCIARDI
PRIMARY RESPONSIBILITIES

The Nominating and Corporate Governance Committee is responsible for, among other things:
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selecting, and recommending to the Board of Directors for selection, nominees for election to the Board of Directors;

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making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees;

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considering and making recommendations to the Board of Directors on questions of independence and possible conflicts of interest of members of our Board and executive officers in accordance with the Corporate Governance Guidelines;

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monitoring our performance under our principles of corporate governance;

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monitoring risks related to its areas of corporate responsibility and governance, including, along with the Audit Committee, the Company’s Code of Conduct and Ethics;

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reviewing succession planning and refreshment for the Board;

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succession planning for the CEO together with the Compensation and Talent Management Committee;

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oversight of the Company’s responsibilities as a corporate citizen pertaining to corporate social responsibility and global sustainability including environmental, social and corporate governance policies and practices, responsible sourcing, community impact and corporate reputation; and

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handling such other matters as are specifically delegated to the Nominating and Corporate Governance Committee by the Board of Directors from time to time.

The Board of Directors adopted a written charter for our Nominating and Corporate Governance Committee, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes such a request in writing to the Company’s Corporate Secretary. The Nominating and Corporate Governance Committee met five times during 2024.
The Nominating and Corporate Governance Committee will consider as potential director nominees any individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration by the Nominating and Corporate Governance Committee should be addressed to Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected.
Stockholders who themselves want to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating and Corporate Governance Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Company’s Amended and Restated Bylaws, as amended (the “Amended and Restated Bylaws”), and any applicable requirements of the Exchange Act, including the information required by Rule 14a-19(b) such as a statement that the nominating stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors in support of the nominee. The Nominating and Corporate Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating and Corporate Governance Committee by officers or directors of the Company or by a stockholder.
The Nominating and Corporate Governance Committee identifies potential candidates for nomination as directors based on recommendations by our executive officers or directors, as well as through professional search firms engaged on a retainer basis. As noted above, the Nominating and Corporate Governance Committee also considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating candidates for nomination, the Nominating and Corporate Governance Committee will consider the factors it believes to be appropriate, which would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	15

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
director in conjunction with the rest of the Board of Directors in collectively serving the interests of our stockholders. Generally, candidates must have the key experience, qualifications and skills as discussed on page 20 of this Proxy Statement.
SUCCESSION PLANNING
Our Board of Directors recognizes that one of its most important duties is to ensure excellence and continuity in our senior leadership by overseeing the development of executive talent and planning for the effective succession of the Chair of our Board of Directors and our CEO and other senior members of executive management. Our CEO and other senior executive succession planning process includes identifying external candidates, where appropriate, and identifying and developing potential internal candidates on an ongoing basis.
Our Board of Directors is committed to being prepared for a planned or unplanned change in our leadership in order to ensure our stability. In continuation of this process, the Nominating and Corporate Governance Committee, in collaboration with the Compensation and Talent Management Committee, agree upon and recommend to the Board a succession plan for our CEO in the ordinary course of business and in emergency situations. Through this process, our Board of Directors receives from our CEO qualitative evaluations of, and recommendations concerning, potential successors to our CEO and our other senior executives, along with a review of any development plans recommended for such individuals. At least once annually, our Board of Directors reviews our succession plans. Succession planning is also regularly discussed in executive sessions of our Board of Directors and in committee meetings, as applicable. Our directors become familiar with internal potential successors for key leadership positions through various means, including a comprehensive annual talent and succession review, Board of Directors and committee meeting presentations, and less formal interactions throughout the course of the year.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	16

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
RISK OVERSIGHT & RISK MANAGEMENT
The Board implements its risk oversight function both as a whole and through its committees. Throughout the year, the Board, including through executive session, and the committees to which it has delegated responsibility, conduct risk assessments and discuss identified risks and how to mitigate such risks.
Board of Directors
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Management communicates routinely with the Board and its committees, including through the Lead Independent Director, on significant risks and how they are being managed, and directors are free to communicate directly with senior management.

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The Board reviews risks to the Company strategy and operations.

AUDIT & FINANCE COMMITTEE OVERSIGHT RESPONSIBILITIES	COMPENSATION & TALENT MANAGEMENT COMMITTEE OVERSIGHT RESPONSIBILITIES	NOMINATING & CORPORATE GOVERNANCE COMMITTEE OVERSIGHT RESPONSIBILITIES

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Overall risk exposures and enterprise risk management process;

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Risks related to financial statements and the financial reporting process;

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Accounting, legal, ethics and compliance matters;

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Internal audit and the risk control organization including any significant changes to corporate risk control policies;

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Risks related to information technology systems, privacy and cyber security management (including annual review of the structure and sufficiency of cyber security mitigation efforts, including cyber risk insurance);

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Financial risk related to ESG matters; and

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Risks related to liquidity and capital allocation.

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Risks associated with the Company’s compensation philosophy and programs;

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Engages an independent consultant to support in reviewing compensation programs and policies to encourage appropriate risk taking;

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Talent acquisition and retention risks; and

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Human capital management and issues related to diversity, inclusion and belonging.

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Risks related to corporate governance, including the Corporate Governance Guidelines;

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Along with the Audit and Finance Committee, the Company’s Code of Conduct and Ethics;

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Corporate responsibility, sustainability and ESG related risks and opportunities; and

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Succession planning for the Board and CEO.

Oversight of Enterprise Risk Management. Management administers an annual detailed Enterprise Risk Management assessment to identify and rank the most significant risks that affect our Company, including consideration of a large number of risks associated with companies in the consumer products industry. Formal alignment of the most significant risks occurs between the Board and executive management every year and as changes in the risk environment necessitate. The assessed risks encompass, among others, economic, industry, enterprise, operational, cybersecurity, compliance and financial risks. Our Chief Executive Officer assigns a manager to lead the management of each of those risks identified as among the most significant. As part of the risk management process, management (with the assistance of our third-party internal auditor) annually prepares a project plan under which it reviews activities directed to mitigate business and financial related risks. This plan is reviewed with the Audit and Finance Committee annually and throughout the year as updates occur. Our third-party internal auditor reports directly to the Audit and Finance Committee and advises the committee on a quarterly basis regarding management’s risk assessment process and the progress of mitigation activities designed to facilitate the maintenance of risk within acceptable levels.
Oversight of Cybersecurity and Privacy Risk Management. Our Board considers cybersecurity risk as part of its risk oversight function and has delegated to the Audit and Finance Committee oversight of cybersecurity and other information technology risks. The Audit and Finance Committee oversees management’s implementation of our cybersecurity risk management program, including reviewing risk assessments from management with respect to our information technology systems and procedures, and overseeing our cybersecurity risk management processes. The Audit and Finance Committee, which is tasked with oversight of certain risk issues, including cybersecurity, receives regular reports from the Chief Financial

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	17

CORPORATE SUSTAINABILITY IN ENVIRONMENT, SOCIAL AND GOVERNANCE (ESG)
Officer and the Vice President, Information Technology and Chief Information Security Officer (“CISO”). At least annually, the Audit and Finance Committee receives updates about the results of exercises and response readiness assessments led by outside advisors who provide a third-party independent assessment of our technical program and our internal response preparedness. The Audit and Finance Committee also receives periodic briefings regarding our information security programs and cyber threats in order to enhance our directors’ literacy on cyber issues. In addition, management will update the Audit and Finance Committee, as necessary, regarding cybersecurity incidents that we may experience. Our CISO and Chief Financial Officer are responsible for assessing and managing our material risks from cybersecurity threats. The cyber security risk management team has primary responsibility for our overall cybersecurity risk management program and oversees both our internal cybersecurity personnel and our retained external cybersecurity consultants. Our cyber security risk management team is led by our CISO, who has significant experience across digital innovation and technology-enabled growth, information security, infrastructure, operations and compliance. Our management team supervises efforts to prevent, detect, mitigate, and remediate cybersecurity risks and incidents through various means, which include briefings from internal personnel; threat intelligence and other information obtained from governmental, public or private sources, including external consultants engaged by us; and alerts and reports produced by security tools deployed in the IT environment.
Oversight of Corporate Sustainability. Our Board considers corporate sustainability and ESG to be important for the long term success of the Company and has delegated oversight of our sustainability programs to the Nominating and Corporate Governance Committee. Our Senior Vice President and General Counsel and our Vice President, Investor Relations and Treasury lead our Sustainability program and ESG initiatives supported by various functional representatives and external subject matter experts. They meet regularly with functional experts to review the health of the program, opportunities for improvement, and the status of execution against agreed program priorities. Our Senior Vice President and General Counsel and Vice President, Investor Relations and Treasury also meet regularly with the Nominating and Corporate Governance Committee to review our Sustainability program and ESG priorities.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	18

Proposal One: Election of Directors
Proposal One: Election of Directors
What is the structure of the Board of Directors?
The number of directors on the Board of Directors is fixed from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. Currently, the Board of Directors is fixed at eight directors. Immediately prior to the 2024 Annual Meeting of Stockholders, the Board will be reduced to seven members upon the retirement of Natale S. Ricciardi who will have reached the mandatory retirement age of 75. Six of the seven director nominees are considered independent. Ronald M. Lombardi serves as Chair of the Board, and John E. Byom currently serves as the Lead Independent Director. The Board of Directors currently has three standing committees: Audit and Finance Committee, Compensation and Talent Management Committee and Nominating and Corporate Governance Committee. Seven members of the Board of Directors are standing for re-election to hold office until the 2025 Annual Meeting of Stockholders.
BOARD STRUCTURE AND COMPOSITION

Annual Election of Directors. All directors stand for election on an annual basis.
Majority Voting Uncontested Director Elections. Any director nominee must resign if they do not receive an affirmative vote of a majority of votes cast in an uncontested election. The Board will then determine whether to accept the resignation and disclose any decision not to accept the resignation.
Director Independence. 6 out of 7 director nominees are independent (all directors are independent other than the CEO; fully independent Audit and Finance Committee, Compensation and Talent Management Committee and Nominating and Corporate Governance Committee).

Independent Board Leadership. Our Board of Directors maintains a Lead Independent Director who meets regularly with our independent members in executive session.
Board Refreshment. 4 of our 6 independent Board nominees have joined in the last 5 years and have expanded the Board’s scope of experience.
Financial Literacy for Audit Committee. Three current Audit and Finance Committee members are “audit committee financial experts” under SEC rules.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	19

Proposal One: Election of Directors
How are nominees evaluated; what are the minimum qualifications?
We believe that our directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and demonstrated leadership skills. We also endeavor to have a Board of Directors representing a range of experiences in areas that are relevant to the Company’s business activities.
Below we identify and describe the key experience, qualifications and skills our directors bring to the Board that are important considering the Company’s business and structure. The directors’ experiences, qualifications and skills that the Nominating and Corporate Governance Committee considered in their nominations are included in their individual biographies.

Leadership Experience. We believe that directors with experience in significant leadership positions over an extended period, especially chief executive officer positions, chief financial officers and other senior executives, provide the Company with valuable insights and strategic thinking. These individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

Finance Experience. We believe that an understanding of finance and the financial reporting process is important for our directors. We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to our success and developing stockholders’ confidence in our reporting processes under the Sarbanes-Oxley Act of 2002. We expect all of our directors to be financially literate.

Consumer Products Experience. As a marketer and distributor of brand name personal healthcare products throughout the U.S. and Canada, Australia, and in certain other international markets, we seek directors with experience as executives managing consumer products businesses.

Marketing Experience. The Company seeks to grow organically by identifying and developing opportunities for expanding distribution of its existing product offerings through traditional and digital marketing, while also developing and launching new products to sell into the market. We seek directors with a strong marketing background.

Environmental, Social & Governance. As a global corporate citizen, we believe that sustainable operations are both financially and operationally beneficial to our business, and critical to the health of our employees and the communities in which we operate. We seek directors with experience in building strong environmental, labor, health & safety and ethical practices.

Supply Chain Experience. The Company relies on third party manufacturers and its own manufacturing facilities in Lynchburg, Virginia and Victoria, Australia to fulfill its manufacturing needs. As a result, we seek to have directors with experience in supply chain management, quality and compliance with the various regulations that govern the manufacture, packaging, labeling, distribution, and importation of our products.

Do directors receive continuing education?
Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed programs or programs presented by third parties. In addition to the regular sustainability, cybersecurity, legal and regulatory updates the Board receives at meetings, we encourage our directors to participate in external continuing director education programs. New directors also receive a comprehensive orientation session that provides them with a thorough understanding of their fiduciary duties, as well as a robust overview of the Company’s business and strategies, which allows new directors to begin making contributions to the Board at the start of their service.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	20

Proposal One: Election of Directors
What role does diversity play in the selection of members of the Board?

In evaluating potential candidates for Board membership, the Nominating and Corporate Governance Committee considers diversity of age, gender, race, socio-economic and cultural background and professional experience. We believe our Board’s current composition on which three of six independent directors are female (50% of Board), and two of whom are Ethnic Minorities (33% of Board), reflects our efforts and commitment to diversity, even though the Board does not have formal diversity requirements.
% OF INDEPENDENT BOARD NOMINEES
The Board believes in a governing style that emphasizes respect for diversity in perspective and includes individuals from diverse backgrounds. The Board believes that diversity is important because the various points of view reflective of our stakeholders contribute to a more effective, engaged Board and better decision-making processes.
Recognized as a gender-balanced Board of Directors by the 50/50 Women on Boards Gender Diversity Index™ — just 9% of Russell 3000 boards are 50/50 or better.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	21

Proposal One: Election of Directors
Who are the nominees this year?
We have seven nominees for the Board of Directors, all of whom serve on our current Board of Directors. One of our current directors, Mr. Natale S. Ricciardi, has reached the mandatory retirement age of 75 and will not stand for re-election to the Board of Directors when his term expires at this year’s Annual Meeting. We thank Mr. Ricciardi for his years of service and substantial contributions to the Board, the Company and our stockholders. If elected, each nominee would hold office until the 2025 Annual Meeting of Stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, removal or resignation.
These nominees, their ages at the date of this Proxy Statement and the year in which they first became directors are set forth in the table below. The Board of Directors has affirmatively determined that each of the nominees, other than Mr. Lombardi, is independent from the Company and its management under the NYSE’s independence standards. Mr. Kelly, our newest nominee for the Board of Directors, was recommended by a non-management director and fully vetted against a strong slate of candidates.
NAME AGE DIRECTOR SINCE	PRIMARY (OR FORMER) OCCUPATION	INDEPENDENCE	COMMITTEE ASSIGNMENTS
Ronald M. Lombardi 60 June 2015	Chair of the Board, President and Chief Executive Officer, Prestige Consumer Healthcare Inc.
John E. Byom 70 January 2006	(Former) Chief Executive Officer of Classic Provisions Inc. and Chief Financial Officer of International Multifoods Corporation.		Audit & Finance, Compensation & Talent Management
Celeste A. Clark 71 February 2021	(Former) Senior Vice President, Global Policy and External Affairs and Chief Sustainability Officer of Kellogg Company.		Compensation & Talent Management, Nominating & Corporate Governance (Chair)
James C. D’Arecca 53 August 2023	Executive Vice President, Chief Financial Officer of Haemonetics Corporation		Audit & Finance (Chair), Nominating & Corporate Governance
Sheila A. Hopkins 68 August 2015	(Former) Interim Chief Executive Officer of Cutera, Inc; (Former) President, Global Vision Care and Executive Vice President of Bausch + Lomb.		Audit & Finance, Nominating & Corporate Governance
John F. Kelly 63 May 2024	(Former) Vice President, Quality Operations and Environment, Health & Safety at Pfizer Inc.		Compensation & Talent Management, Nominating & Corporate Governance
Dawn M. Zier 59 May 2020	Chair of The Hain Celestial Group, Inc; (Former) President and CEO of Nutrisystem.		Audit & Finance, Compensation & Talent Management (Chair)
The Board is committed to an ongoing refreshment process and continually evaluates the composition of the Board to ensure that it has a strong balance of skills, experience, perspective and rigorous oversight through independent judgment.
If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	22

Proposal One: Election of Directors
DIRECTOR SKILLS MATRIX
We endeavor to have a Board of Directors representing a range of experiences in areas that are relevant to the Company’s business activities. Below we identify and describe the key experience, qualifications and skills our directors bring to the Board that are important considering the Company’s business and structure.
	BYOM	CLARK	D'ARECCA	HOPKINS	KELLY	LOMBARDI	ZIER	TOTAL EXPERIENCE
								SOME KNOWLEDGE	DEEP KNOWLEDGE
Leadership Experience
Finance Experience
Consumer Products Experience
Marketing Experience
Environmental, Social & Governance
Supply Chain Experience
Deep Knowledge or Experience	Some Knowledge or Experience
DIRECTOR DIVERSITY AND TENURE CHARTS
Below is a snapshot of our Board.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	23

Proposal One: Election of Directors
WHAT ARE THE BACKGROUNDS AND QUALIFICATIONS OF THE COMPANY’S NOMINEES?
John E. Byom Director

CAREER HIGHLIGHTS:
John E. Byom has served as a director since January 2006. Mr. Byom was Chief Executive Officer of Classic Provisions Inc., a specialty foods distribution company, from October 2007 until the business was sold and he retired in June 2019. Mr. Byom was previously the Chief Financial Officer of International Multifoods Corporation. He left International Multifoods Corporation in March 2005 after 26 years, including four years as Vice President Finance and Chief Financial Officer from March 2000 to June 2004. After the sale of International Multifoods Corporation to The J.M. Smucker Company in June 2004, Mr. Byom was President of Multifoods Foodservice and Bakery Products. Prior to his time as Chief Financial Officer and as President of Multifoods Foodservice and Bakery Products, Mr. Byom was President of U.S. Manufacturing from July 1999 to March 2000, and Vice President Finance and IT for the North American Foods Division from 1993 to 1999. Prior to 1993, he held various positions in finance and was an internal auditor for International Multifoods Corporation from 1979 to 1981. Mr. Byom previously served on the board of MGP Ingredients Inc. Mr. Byom earned his B.A. in Accounting from Luther College.

DIRECTOR QUALIFICATIONS:

Celeste A. Clark, Ph.D. Director

CAREER HIGHLIGHTS:
Celeste A. Clark, Ph.D. has served as a director since February 2021. Dr. Clark has been the principal of Abraham Clark Consulting, LLC, a consulting firm, since November 2011 and consults on nutrition and health policy, regulatory affairs and leadership development. Dr. Clark is also an adjunct professor in the Department of Food Science and Human Nutrition at Michigan State University since January 2012. She previously served as Senior Vice President, Global Policy and External Affairs of Kellogg Company, a food manufacturing company, and was the Chief Sustainability Officer until she retired in 2011. She was a member of the Global Executive Management Team and had an accomplished career spanning nearly 35 years at Kellogg Company in which time, she was responsible for the development and implementation of global health, nutrition and regulatory science initiatives. In addition, she led global corporate communications, public affairs, philanthropy and several administrative functions. Dr. Clark serves on the boards of The Hain Celestial Group, Inc. (organic and natural products) where she chairs the Compensation Committee, Wells Fargo & Company (financial services) where she chairs the Corporate Responsibility Committee and Darling Ingredients Inc. (sustainable products and renewable energy) where she serves as Chair of the ESG Committee. She also serves as a trustee of the W.K. Kellogg Foundation. Dr. Clark previously served on the boards of Mead Johnson Nutrition Company, Diamond Foods, Inc., AdvancePierre Foods Holdings, Inc., and Omega Protein Corporation. Dr. Clark received her Ph.D. from Michigan State University in Food Science and Nutrition and in 2021, she was bestowed an honorary Ph.D. in Humanities. She brings significant industry experience in various nutrition, consumer productions, public policy, risk management, governance, sustainability and ESG matters to the Board. Dr. Clark was recognized as a Director 100 by the National Association of Corporate Directors in 2023.

DIRECTOR QUALIFICATIONS:

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	24

Proposal One: Election of Directors
James C. D’Arecca Director

CAREER HIGHLIGHTS:
James C. D’Arecca has served as a director since August 2023. Mr. D’Arecca is Executive Vice President, Chief Financial Officer of Haemonetics Corporation, a medical technology company, since April 2022 to present. Mr. D’Arecca previously served as Chief Financial Officer of TherapeuticsMD, Inc., a women’s healthcare company, from June 2020 to April 2022. Prior to joining TherapeuticsMD, Inc., Mr. D’Arecca served as the Senior Vice President and Chief Accounting Officer of Allergen plc (formerly known as Actavis plc), a global pharmaceutical company, from August 2013 until its merger with AbbVie Inc. in May 2020. Mr. D’Arecca served as Chief Accounting Officer at Bausch & Lomb prior to joining Actavis plc and earlier in his career held finance and business development positions of increasing responsibility at Merck & Co., Inc. and Schering-Plough Corporation. Mr. D’Arecca began his career at PricewaterhouseCoopers LLP from 1992 to 2005, where he had an industry focus on pharmaceuticals, medical devices, and consumer products.Mr. D’Arecca earned a Bachelor of Science in Accounting from Rutgers University and a Master of Business Administration from Columbia University. He is a Certified Public Accountant.

DIRECTOR QUALIFICATIONS:

Sheila A. Hopkins Director

CAREER HIGHLIGHTS:
Sheila A. Hopkins has served as a director since August 2015. Ms. Hopkins formerly served as the Interim Chief Executive Officer of Cutera, Inc., an energy based and aesthetic devices company, from April 2023 to August 2023. Previously she served as President, Global Vision Care and Executive Vice President of Bausch + Lomb, a healthcare company, from September 2011 until her retirement in August 2013. From September 1997 to August 2011, Ms. Hopkins worked at Colgate-Palmolive, a leading consumer products company, where she held several senior executive positions including Vice President and General Manager, Personal Care, Vice President, Global Business Development and Vice President and General Manager, Professional Oral Care. Prior to that, she held significant marketing and sales positions at Procter & Gamble, American Cyanamid and Tambrands. Ms. Hopkins previously served on the boards of Cutera, Inc. and Warnaco Inc. She has also served on the Board of the Consumer Healthcare Products Association. Ms. Hopkins earned a B.A. in History from Wellesley College

DIRECTOR QUALIFICATIONS:

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	25

Proposal One: Election of Directors
John F. Kelly Director

CAREER HIGHLIGHTS:
John F. Kelly was appointed to the Board in May 2024. Mr. Kelly retired in June 2022 after a 40-year career at Pfizer Inc., a biopharmaceutical company, where he was a member of the Pfizer Global Supply Leadership Team and a member of the Pfizer PAC Board of Directors. He held multiple positions in his career with Pfizer starting in August 1982 and finishing as the Vice President, Quality Operations and Environment, Health & Safety. At Pfizer, Mr. Kelly’s responsibilities included pharmaceutical and consumer product operations, manufacturing strategy, business development, quality and EHS. Between March 2019 and June 2022, he served as Chair of the Board of Directors of Zydus Cadila Oncology Private Limited, a 50/50 joint venture between Pfizer and Zydus Cadila, and prior to that he was a director of same between December 2015 and March 2019. Mr. Kelly is also Chair of the Board of Trustees of Wakeman Boys & Girls Club, and a member of the Worcester Polytechnic Institute Engineering Dean’s Advisory Board. Previously he was a member of the Board of Directors of The Patterson Club, Fairfield, CT and co-President of the Fairfield College Preparatory School Father’s Club. Mr. Kelly earned a degree in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A in Operations Management from Pace University.

DIRECTOR QUALIFICATIONS:

Ronald M. Lombardi Chair of the Board, President and Chief Executive Officer

CAREER HIGHLIGHTS:
Ronald M. Lombardi was elected Chair of the Board in May 2017 and has served as a director and as President and Chief Executive Officer of the Company since June 2015. He served as Chief Financial Officer of the Company from December 2010 until November 2015. Prior to joining the Company, from October 2010 to December 2010, Mr. Lombardi was employed by Medtech Group Holdings, a components and contract medical device manufacturer, as Chief Financial Officer. From October 2009 to October 2010, Mr. Lombardi served as the Chief Financial Officer of Waterbury International Holdings, a specialty chemical and pest control business. Mr. Lombardi was employed by Cannondale Sports Group, a sporting goods and apparel manufacturing company, as Chief Operating Officer from August 2008 to October 2009 and as Senior Vice President and Chief Financial Officer from March 2004 to August 2008. From 2000 to 2004, Mr. Lombardi served in various roles at Gerber Scientific Inc., including Vice President and Chief Financial Officer of Gerber Scientific Inc.’s Gerber Coburn Optical Division and Director of Financial Planning and Analysis of Gerber Scientific Inc. Mr. Lombardi was also previously employed by Emerson Electric, Scovill Fasteners, Inc. and Go/Dan Industries. Mr. Lombardi serves on the board of ACCO Brands Corporation (consumer and business products), where he chairs the Audit Committee. Mr. Lombardi received a B.S. from Springfield College and an M.B.A. from American International College and has been a licensed CPA.

DIRECTOR QUALIFICATIONS:

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	26

Proposal One: Election of Directors
Dawn M. Zier Director

CAREER HIGHLIGHTS:
Dawn M. Zier has served as a director since May 2020. Since February 2020, Ms. Zier has been the principal of Aurora Business Consulting, LLC and advises public and private companies on business transformation, digital/marketing acceleration, and high-performance teams. Ms. Zier is also a trusted advisor and mentor to Fortune 500 senior executives through her affiliation with The ExCo Group, a firm of experienced CEOs, board directors, and global leaders who bring real world experience to coaching and leadership development. Ms. Zier was formerly the President and CEO and a director of Nutrisystem, an innovative provider of weight loss programs and digital tools, from November 2012 until its March 2019 acquisition by Tivity Health, Inc., a leading provider of fitness and social engagement solutions. Ms. Zier then joined Tivity Health serving as President and Chief Operating Officer and a member of its Board of Directors, to help with the integration efforts through December 2019. Prior to November 2012, she served in a variety of executive positions at Reader’s Digest Association, a global media and data marketing company, including President of International from 2011-2012, President of Europe from 2009-2011, President of Global Consumer Marketing from 2008-2009 and President of North America Consumer Marketing from 2005-2008. Ms. Zier serves as Chair of the Board of The Hain Celestial Group, Inc. (organic and natural products). Ms. Zier has served on the boards of several other public companies and on the boards for multiple marketing and media entities, including the Data and Marketing Association’s (DMA) board from 2008 to 2015, where she was a voting director and on the executive committee. Ms. Zier earned her MBA and Master of Engineering from the Massachusetts Institute of Technology. Ms. Zier received her Corporate Director Certification from Harvard Business School in 2020 and was recognized as a Director 100 by the National Association of Corporate Directors in 2022.

DIRECTOR QUALIFICATIONS:

How are the Company’s directors compensated?
The Compensation and Talent Management Committee retains Compensation Advisory Partners LLC (“CAP”) to perform a full review of director compensation against the Company’s peer group every other year. CAP most recently performed a full review against the peer group in August 2023. In consideration of the advice and recommendations from CAP, the Compensation and Talent Management Committee recommended, and the Board approved, the compensation program for directors which became effective as of August 1, 2023. CAP is expected to complete a full review of director compensation against the Company’s peer group in August 2025. Under the director compensation program, each of our directors other than Mr. Lombardi receives the following cash and equity compensation for their services as a director:
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annual grant of restricted stock units valued at $150,000, awarded on the date of the election of each director at the Annual Meeting of Stockholders, which restricted stock units vest one year after the date of grant so long as membership on the Board of Directors continues through the vesting date, with settlement in common stock to occur at each recipient’s prior election, either upon vesting or on the earliest of the director’s death, disability or the date on which the director’s board membership ceases for reasons other than death or disability;

■
one-time grant of restricted stock units valued at $150,000, pro-rated for service provided between the date he or she first becomes a director and the next Annual Meeting of Stockholders, which restricted stock units are awarded on the date of commencement of Board service and vest one year after the date of grant so long as membership on the Board of Directors continues through the vesting date, with settlement in common stock to occur at each recipient’s prior election, either upon vesting or on the earliest of the director’s death, disability or the date on which the director’s board membership ceases for reasons other than death or disability; and

■
$95,000 annual cash retainer fee paid in equal quarterly installments, reflecting a $5,000 increase from 2023.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	27

Proposal One: Election of Directors
The Chair of each of our standing committees and our Lead Independent Director receive the additional fees set forth in the following table for their services in their respective capacities:
POSITION	2024 ANNUAL FEE($)	INCREASE
• Chair of the Audit and Finance Committee	20,000	-0-
• Chair of the Compensation and Talent Management Committee	20,000	2,500
• Chair of the Nominating and Corporate Governance Committee	15,000	-0-
• Lead Independent Director	30,000	-0-
No meeting fees are payable to directors. Our directors are reimbursed for out-of-pocket expenses incurred in connection with Board of Directors and/or committee participation.
Please see the Director Compensation table later in this Proxy Statement for information regarding the compensation paid to our directors during 2024.
Is there a limit on the number of shares that may be granted to non-employee directors?
Pursuant to the terms of the Company’s 2020 Long-Term Incentive Plan, which our stockholders approved in August 2020, with respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one non-employee director, including all stock awards and cash payments (including meeting fees and retainers), may not exceed $600,000, or $900,000 in the case of a non-employee Chair of the Board or Lead Director.
Are non-employee directors required to own a minimum amount of the Company’s common stock?
Yes. The Board of Directors adopted Stock Ownership Guidelines for the directors and executive officers of the Company to align their interests with the Company’s stockholders. Each director is expected to be fully compliant with the guidelines by the date of the first Annual Meeting of Stockholders following the fifth anniversary of the date of election to the Board. Each director must maintain ownership of shares equal or greater than five (5) times the amount of their annual cash retainer, currently $475,000 (5 X $95,000 retainer). All directors are in compliance with these requirements.
Are there any family relationships between the Company’s directors and executive officers?
There are no family relationships between or among any of our directors and executive officers.
Does the Company have a policy regarding directors who do not receive a majority of votes “for” their election in an uncontested election?
Yes. Under such circumstances, the director will promptly tender his or her resignation. The Nominating and Corporate Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation and, if it chooses not to accept the resignation, will disclose its decision in a Form 8-K or similar filing with the SEC.
How many votes are needed to elect directors?
The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting is necessary for the election of directors. This means that the seven director nominees with the most “For” votes will be elected. You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.
What does the Board of Directors recommend?

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	28

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Who has the Audit and Finance Committee selected as the Company’s independent accounting firm for fiscal 2025?
The Audit and Finance Committee has reappointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company’s financial statements and evaluate its systems of internal control over financial reporting for fiscal 2025. However, the Audit and Finance Committee may, in its discretion, decide to engage another independent registered public accounting firm as the Company’s auditor for fiscal 2025.
Is stockholder approval required for the appointment of an independent accounting firm for 2025?
Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit and Finance Committee will reconsider the appointment; however, the Audit and Finance Committee may, in its discretion, still direct the appointment of PricewaterhouseCoopers LLP. Likewise, stockholder ratification of the selection of PricewaterhouseCoopers LLP would not prevent the Audit and Finance Committee, in its discretion, from selecting and engaging another independent registered public accounting firm.
Will representatives of PricewaterhouseCoopers LLP attend the Annual Meeting?
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, either in person or by videoconference or by telephone, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
What fees were paid to our independent registered public accounting firm in 2024 and 2023?
For fiscal 2024 and 2023, the following fees were billed by PricewaterhouseCoopers LLP to the Company for the indicated services:
	2024	2023
Audit Fees	$1,652,902	$1,530,660
Audit Related Fees	—	162,349
Tax Fees	162,231	145,201
All Other Fees	3,143	7,207
Total Independent Accountant’s Fees	$1,818,276	$1,845,417

Audit Fees. Consisted of fees billed for professional services rendered for (i) the audit of our consolidated financial statements and internal control over financial reporting; (ii) the review of the interim consolidated financial statements included in quarterly reports; and (iii) the services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2024 include additional audit procedures for an acquisition.
Audit-Related Fees. Consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Audit-related fees for fiscal 2023 included litigation support.
Tax Fees. Consisted of fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and international tax compliance, customs and duties and tax planning.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	29

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
All Other Fees. For fiscal 2024 and 2023, consisted of fees for licensing software for accounting research.
Has the Audit and Finance Committee determined PricewaterhouseCoopers LLP’s independence from the Company?
The Audit and Finance Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on PricewaterhouseCoopers LLP’s independence from the Company.
How does the Audit and Finance Committee pre-approve services provided by the independent accounting firm?
The Audit and Finance Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Finance Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit and Finance Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2024, all audit and non-audit services were approved in accordance with the Audit and Finance Committee’s pre-approval policy.
How many votes are needed to ratify the appointment of our independent accounting firm for 2025?
Approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal.
WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	30

PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Why are we submitting this matter to you?
We are required by Section 14A of the Exchange Act and by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) to provide our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEOs”) contained in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation as described in this Proxy Statement. Our executive compensation program is described in the Compensation Discussion and Analysis (“CD&A”), executive compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 37 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it.
At the 2023 Annual Meeting of Stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. The Board of Directors has determined, in line with the recommendation of the Company’s stockholders, to have an annual advisory vote on the compensation of our named executive officers. Accordingly, the next advisory vote on executive compensation will occur at this Annual Meeting of Stockholders.
What are you being asked to vote on?
Stockholders are being asked to vote either for or against the following non-binding resolution:
RESOLVED, that the stockholders of Prestige Consumer Healthcare Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures included in this Proxy Statement.
Is this vote binding?
No. As provided by the Dodd-Frank Act, this vote will not be binding on the Board of Directors or the Compensation and Talent Management Committee and may not be construed as overruling a decision by the Board of Directors or the Compensation and Talent Management Committee or creating or implying any additional fiduciary duty for the Board. Further, it will not affect any compensation paid or awarded to any executive officer. The Compensation and Talent Management Committee and the Board will, however, take into account the outcome of the vote when considering future executive compensation arrangements.
What vote is required for approval of the Say-on-Pay proposal?
The approval of this non-binding resolution requires the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the proposal. If this proposal is not approved by the required vote, the Board and the Compensation and Talent Management Committee will take into account the result of the vote when determining future executive compensation arrangements, particularly if the votes cast against the resolution exceed the number of votes cast in favor of the resolution.
WHAT DOES THE BOARD RECOMMEND?

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	31

PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL FOUR: APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Why are we submitting this matter to you?
Article SEVEN of our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) limits the monetary liability of our directors in certain circumstances pursuant to, and consistent with, Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”). Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation to include within its certificate of incorporation a provision eliminating or limiting (i.e., exculpating) monetary liability for certain senior corporate officers for a breach of the duty of care in certain circumstances. The proposed Certificate of Amendment (as defined below) would allow for the limitation of liability of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with directors under our Certificate of Incorporation, the Certificate of Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law and any transaction from which the officer derived an improper personal benefit. In addition, only certain officers may be exculpated from liability: (i) the Company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in our public filings as one of our most highly compensated officers; and (iii) an individual who, by written agreement with the Company, has consented to be identified as an officer for purposes of accepting service of process. The proposed amendment would eliminate the liability of these statutorily defined officers as described above, but will not be retroactive, and will not apply to any act or omission occurring prior to the effectiveness of the amendment.
In addition, Article TEN of the Certificate of Incorporation includes certain acknowledgements and provisions with respect to a former stockholder of the Company. Because that stockholder is no longer an owner of shares of the Company’s stock, Article TEN is no longer applicable, and the Certificate of Amendment will eliminate Article TEN.
What are you being asked to vote on?
The Board unanimously approved and declared advisable these amendments to our Certificate of Incorporation and recommends that our stockholders approve such amendments. Upon approval of this proposal, the Company will file a Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) with the changes on Appendix A attached hereto. The Board believes that amending our Certificate of Incorporation to add the authorized liability protection for certain officers, and to make certain clarifying changes, consistent with the protection in our Certificate of Incorporation currently afforded our directors and the revisions to the DGCL, is necessary in order to continue to attract and retain experienced and qualified officers. The nature of the role of officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create risk of investigations, claims or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Exculpation could enable our officers to best exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. Exculpation could also reduce legal costs for the Company by discouraging lawsuits over matters covered by exculpation. This protection has long been afforded to directors, and, taking into account the narrow class and type of claims for which officers would be exculpated in accordance with the DGCL, the Board of Directors expects its peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. Therefore, the Board of Directors believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders.
In addition, the Board believes that amending our Certificate of Incorporation to eliminate Article TEN will provide clarity because those provisions are no longer applicable to the Company.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	32

PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
What vote is required for approval of the amendment to our Amended and Restated Certificate of Incorporation?
Approval of this proposal as it relates to the amendment to Article SEVEN of the Certificate of Incorporation requires the affirmative vote of the holders of at least 2/3 of our outstanding shares of common stock. Approval of this proposal as it relates to the deletion of Article TEN of the Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of our outstanding shares of common stock. If the Company’s stockholders approve this Proposal 4 in its entirety, we intend to promptly file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation reflecting the changes described above. If our stockholders only approve this Proposal 4 as it relates to the amendment to Article SEVEN of the Certificate of Incorporation, we intend to promptly file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation solely reflecting the changes to Article SEVEN described above. The Board reserves the right to abandon the Certificate of Amendment at any time before it becomes effective, in the event it is approved by stockholders. If our stockholders do not approve the Certificate of Amendment, our Certificate of Incorporation will remain unchanged and the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware.
WHAT DOES THE BOARD RECOMMEND?

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	33

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 10, 2024 by:
■
each of our named executive officers;

■
each of our directors and nominees for director;

■
all directors and executive officers as a group; and

■
each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock.

Unless otherwise indicated, (i) each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his, her or its name; and (ii) the address of each person named in the table below is c/o Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591.
	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage(1)
5% or more Stockholders:
BlackRock, Inc.(2)	9,067,957	18.3%
The Vanguard Group(3)	5,756,138	11.6%
Dimensional Fund Advisors LP(4)	3,434,500	6.9%
Macquarie Investment Management Business Trust(5)	3,062,581	6.2%
Ariel Investments, LLC(6)	2,555,777	5.2%
Directors and Named Executive Officers:
Ronald M. Lombardi(7)	419,967	*
Adel Mekhail(8)	32,246	*
William C. P’Pool(9)	49,684	*
Christine Sacco(10)	102,059	*
Jeffrey Zerillo(11)	59,384	*
John E. Byom	48,003	*
Celeste A. Clark	6,939	*
James C. D’Arecca	0	*
Sheila A. Hopkins	23,532	*
John F. Kelly	0	*
Natale S. Ricciardi	24,803	*
Dawn M. Zier	9,942	*
All directors and executive officers as a group (12 persons)(12)	776,559	1.6%

*
Denotes less than one percent.

(1)
Percent is based on 49,675,033 shares of our common stock outstanding as of June 10, 2024.

(2)
The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. BlackRock, Inc. has sole voting power with respect to 8,742,836 shares and sole dispositive power with respect to 9,067,957 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 19, 2024.

(3)
The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group has shared voting power with respect to 32,720 shares, sole dispositive power with respect to 5,670,412 shares, and shared dispositive power with respect to 85,726 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by The Vanguard Group on February 13, 2024.

(4)
The address for Dimensional Fund Advisors LP is, 6300 Bee Cave Road, Building One, Austin, TX 78746. Dimensional Fund Advisors LP has sole voting power with respect to 3,377,437 shares and sole dispositive power with respect to 3,434,500 shares. Dimensional Fund Advisors LP or its subsidiaries serve as investment manager, sub-adviser and/or adviser to certain investment companies, commingled funds, group trusts and separate accounts that own all the reported shares. Dimensional Fund Advisors LP disclaims beneficial ownership of such shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP on February 8, 2023.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	34

Security Ownership of Certain Beneficial Owners and Management
(5)
The address for Macquarie Investment Management Business Trust is 610 Market Street, Philadelphia, PA 19106. Macquarie Group Limited, Macquarie Management Holdings Inc and Macquarie Investment Management Business Trust jointly have sole voting power and sole dispositive power with respect to 3,062,581 shares. The information disclosed herein was obtained from the Schedule 13G/A jointly filed with the SEC by filed by Macquarie Group Limited, Macquarie Management Holdings Inc and Macquarie Investment Management Business Trust on February 14, 2024.

(6)
The address for Ariel Investments, LLC. is 200 E. Randolph Street, Suite 2900, Chicago, IL 60601, Ariel Investments, LLC. has sole voting power with respect to 2,127,903 shares and sole dispositive power with respect to 2,555,777 shares. The information disclosed herein was obtained from the Schedule 13G/A filed with the SEC by Ariel Investments, LLC. on February 14, 2024.

(7)
Includes shares of the Company’s common stock underlying options that vested and became exercisable as follows: (i) 17,908 shares on each of May 9, 2017 and 2018; (ii) 17,909 shares on May 9, 2019; and (iii) 13,129 shares on each of May 8, 2018, 2019, and 2020.

(8)
Includes shares of the Company’s common stock underlying options that vested and became exercisable as follows: (i) 3,655 shares on each of May 3, 2022, 2023 and 2024; (ii) 2,841 shares on May 2, 2023; and (iii) 2,842 shares on May 2, 2024.

(9)
Includes shares of the Company’s common stock underlying stock options that vested and became exercisable as follows: (i) 2,111 shares on each of May 8, 2018, 2019, and 2020; (ii) 3,832 shares on each of May 3, 2022, 2023 and 2024; (iii) 2,731 shares on May 2, 2023; and (iv) 2,732 shares on May 2, 2024.

(10)
Includes shares of the Company’s common stock underlying stock options that vested and became exercisable as follows: (i) 8,229 shares on each of May 6, 2020 and 2021; (ii) 8,228 shares on May 6, 2022; (iii) 6,868 on each of May 4, 2021, 2022 and 2023; (iv) 7,310 shares on each of May 3, 2022, 2023 and 2024; and (v) 5,683 shares on each of May 2, 2023 and 2024.

(11)
Includes shares of the Company’s common stock underlying stock options that vested and become exercisable as follows: (i) 3,359 shares on each of May 7, 2019 and 2020; (ii) 3,360 shares on May 7, 2021; (iii) 3,354 shares on each of May 6, 2020 and 2021; (iv) 3,355 shares on May 6, 2022; (v) 2,799 shares on May 4, 2021; (vi) 2,800 shares on each of May 4, 2022 and 2023; (vii) 2,600 shares on May 3, 2022; (viii) 2,601 shares on each of May 3, 2023 and 2024; (ix) 1,838 shares on May 2, 2023; and (x) 1,839 shares on May 2, 2024.

(12)
Includes 251,657 shares of the Company’s common stock underlying stock options currently exercisable or exercisable within 60 days of June 10, 2024.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	35

Securities Authorized for Issuance Under Equity Compensation Plan
Securities Authorized for Issuance Under Equity Compensation Plan
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding our equity compensation plans as of March 31, 2024.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity compensation plans approved by security holders(1)	1,450,625(2)	$48.30(3)	1,880,001(4)(5)
Equity compensation plans not approved by security holders	—	—	—
Total	1,450,625	$48.30	1,880,001

(1)
2020 LTIP replaced the 2005 LTIP upon stockholder approval of the 2020 LTIP on August 4, 2020. No further grants will be made under the 2005 LTIP.

(2)
Consists of shares issuable pursuant to the exercise of outstanding stock options and the conversion of outstanding restricted stock units and performance stock unit awards (assuming achievement of maximum performance levels).

(3)
Calculation of the weighted-average exercise price of outstanding awards includes stock options but does not include restricted stock units and performance stock units that convert to shares of common stock for no consideration.

(4)
All such shares may be issued pursuant to grants of full-value stock awards.

(5)
All remaining available securities are from the 2020 LTIP.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	36

Compensation Discussion and Analysis
Compensation Discussion and Analysis
The following section is a discussion and analysis of the compensation policies and decisions made in connection with compensation for our named executive officers listed below:

RONALD M. LOMBARDI	CHRISTINE SACCO	ADEL MEKHAIL	WILLIAM C. P’POOL	JEFFREY ZERILLO
President and Chief Executive Officer	Chief Financial Officer	Executive Vice President, Sales and Marketing	Senior Vice President, General Counsel and Corporate Secretary	Senior Vice President, Operations
Executive Summary
OUR PERFORMANCE DURING 2024
The Company delivered stable sales growth and profitability in 2024 despite abrupt supply chain challenges at year-end, with key fiscal year metrics as follows:
STABLE REVENUE	SUSTAINED PROFITABILITY	STRONG FREE CASH FLOW	LOW YEAR-END LEVERAGE
Stable Revenues of $1,125.4 Million	Adjusted EPS of $4.21	Up 8% from 2023 to $240 Million	2.8x Leverage Lowest in Company History
Please refer to Appendix A for a reconciliation of non-GAAP Adjusted EPS and Free Cash Flow to our most directly comparable financial measure presented in accordance with GAAP.
OUR LONG-TERM STRATEGY CONTINUES TO DELIVER MULTI-YEAR STRONG OPERATING RESULTS
Even in a dynamic environment including high inflation and recent abrupt supply chain challenges, we are pleased that our long-term strategy continues to deliver multi-year strong operating results.
This strategy includes maintaining our financial profile, including strong EBITDA margins and long-term sales growth through our brand-building strategy.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	37

Compensation Discussion and Analysis
GOALS OF OUR COMPENSATION PROGRAM
COMPONENTS OF OUR COMPENSATION PROGRAM	ATTRACT, RETAIN & MOTIVATE	SUPPORT COMPANY OBJECTIVES	REINFORCE STRATEGY	MAINTAIN GOOD GOVERNANCE
Base Salary
Annual Cash Incentive Awards
Long-term Equity Awards
BRIEF SUMMARY OF COMPENSATION PROGRAM
GOALS OF THE PROGRAM:
■ To attract, retain and motivate talented management taking competitors’ compensation practices into account; ■ Reinforce our strategy; and	■ To support achievement of our Company-wide objectives and increase stockholder value; ■ Maintain practices that support good governance.
ANNUAL CASH INCENTIVE AWARDS:

■
Our named executive officers earned their annual cash incentive awards through our Annual Incentive Plan (“AIP”) primarily based on the Company’s achievement of pre-determined performance goals related to net sales (weighted 50%) and Adjusted AIP EBITDA (weighted 50%), as defined later in the Compensation Discussion and Analysis.

■
The Company came within 99% of its net sales target and 97% of its Adjusted EBITDA goals in the very challenging macroeconomic environment.

■
Pursuant to the 2024 AIP, our named executive officers achieved a bonus payout equal to 88% of their target bonus based on the financial performance of the Company. Our plan also allows for an individual adjustment, up or down, based on individual performance as discussed later in Compensation Discussion and Analysis.

LONG-TERM INCENTIVE AWARDS

■
The performance-based orientation of our long-term incentive program is reflected in 75% of our CEO’s targeted value of the long-term incentive award allocated to performance stock units, which are earned based on performance over 3-years. The remaining 25% is delivered in restricted stock units, which ratably vest over 3-years.

■
Our other named executive officers’ targeted value of the long-term incentive award was allocated 60% to performance stock units and 40% to restricted stock units.

■
Challenging 3-year goals are set for adjusted cumulative revenue and cumulative EBITDA metrics.

■
The May 2021 performance stock unit grant payout was 153.2% for the three-year performance period, fiscal 2022 through 2024.

DYNAMIC ENVIRONMENT

■
During fiscal 2024 we generated stable revenues and earnings even within the backdrop of a dynamic economic environment with significant supply chain challenges and high inflation. Consistent with our long-term strategy, we reduced net leverage to the lowest point in Company history providing enhanced capital allocation optionality for the future. This record performance demonstrates that our business strategy and diversified portfolio of consumer healthcare brands gives us the ability to generate outstanding value across economic environments.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	38

Compensation Discussion and Analysis
COMPENSATION GOVERNANCE HIGHLIGHTS
We endeavor to maintain good governance standards including with respect to the oversight of our executive compensation policies and practices, as evidenced by the following practices of our Compensation and Talent Management Committee:

The Committee is composed solely of independent directors.
The Committee’s independent compensation consultant, CAP, is retained directly by the Compensation and Talent Management Committee and performs no other consulting or other services for us.

The Committee conducts an annual review of our compensation-related risk profile to ensure that compensation-related risks are not reasonably likely to have a material adverse effect on the Company.
The Committee regularly reviews succession and talent management.

EXECUTIVE COMPENSATION BEST PRACTICES

No evergreen provision. The Company’s 2020 Long-Term Incentive Plan (“2020 LTIP”) does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2020 LTIP can be automatically replenished.
No repricing of stock options. Without the prior approval of the Company’s stockholders, outstanding stock options cannot be repriced, directly or indirectly, nor may stock options be cancelled in exchanged for stock options with an exercise price that is less than the exercise price of the original stock options. In addition, the Company may not, without the prior approval of stockholders, repurchase an option for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option.
Clawback Policy. All awards (and/or any amount received with respect to such awards) under the Annual Incentive Plan and the 2020 LTIP are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law, stock exchange listing requirements, and the recoupment policy of the Company.
Minimum vesting requirements. Awards granted under the 2020 LTIP will be subject to a minimum vesting period of one year except for 5% of the pool that is available to grant with shorter vesting.
No dividends on unearned awards. The 2020 LTIP prohibits the current payment of dividends or dividend equivalent rights on unearned awards.
No Excessive Perqs. We do not provide excessive perquisites.

No liberal share recycling provisions. Shares retained by or delivered to the Company to pay the exercise price of a stock option or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award count against the number of shares remaining available under the 2020 LTIP.
No single-trigger change of control vesting. If awards granted under the 2020 LTIP are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.
Limitation on non-employee director compensation. The 2020 LTIP provides that, with respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one non-employee director, including all stock awards and cash payments shall not exceed $600,000,or $900,000 in the case of a non- employee Chair of the Board or Lead Director.
No Gross-Ups. Our executive severance plan does not contain a Section 280G excise tax “gross-up” provision.
Robust Stock Ownership Guidelines. We maintain robust stock ownership guidelines for both officers and directors, which are described later in this CD&A.
No Hedging. We prohibit hedging and limit pledging by the Company’s directors, executive officers and employees.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	39

Compensation Discussion and Analysis
What are the elements of the Company’s 2024 executive compensation program and why does the Company pay them?
The following table provides additional information regarding the various elements of our 2024 executive compensation program.

PAY ELEMENT	OBJECTIVE	PURPOSE OF THE PAY ELEMENT
FIXED	BASE SALARY	■ Skills, experience, competence, performance, responsibility, leadership and contribution to the Company.	■ Recognize the level of job scope and complexity, and the skills, experience, leadership and sustained performance required by the executive.
VARIABLE / AT RISK	ANNUAL CASH INCENTIVE ("AIP")	■ Efforts to achieve annual target revenue and profitability.	■ Reward the achievement of annual performance targets. ■ Ensures compensation is properly aligned to financial performance, including being completely at risk for failure to meet annual financial threshold targets.
VARIABLE / AT RISK	LONG-TERM INCENTIVE AWARDS (PERFORMANCE STOCK UNITS, RESTRICTED STOCK UNITS)	■ Efforts to achieve long-revenue growth and profitability over the three year vesting period. ■ Ability to increase and maintain stock price. ■ Achievement of adjusted cumulative EBITDA and cumulative revenue goals. ■ Continued employment with the Company during the three-year vesting period.	■ Reward achievement of long-term financial term performance and strategic corporate initiatives. ■ Provide a competitive mix of incentives to attract and retain top talent and to further reinforce alignment between the interests of management and stockholders.

In setting pay, did the Compensation and Talent Management Committee take into consideration last year’s advisory stockholder vote on executive compensation?

2023 Say on pay approval
Yes. At the 2023 Annual Meeting of Stockholders, approximately 95% of the shares represented, entitled to vote and voted at the annual meeting were voted to approve the compensation of the Company’s named executive officers as discussed and disclosed in our 2023 Proxy Statement. In considering the results of this advisory vote on executive compensation, the Compensation and Talent Management Committee concluded that the compensation paid to our named executive officers and the Company’s overall compensation program enjoy strong stockholder support. We also regularly meet with our largest stockholders and solicit feedback on a wide range of topics.

At the 2023 Annual Meeting of Stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. Consistent with this preference, the Board determined to implement an advisory vote on executive compensation on an annual basis.
What is the purpose of the Compensation Discussion and Analysis?
This Compensation Discussion and Analysis has been prepared to provide a summary of the policies and procedures established by the Company in reviewing and determining compensation for our named executive officers.

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Compensation Discussion and Analysis
Specifically, the following discussion outlines, among other things, the objectives of executive compensation, the elements of executive compensation, how determinations are made as to specific elements of, and total, executive compensation, severance and change-in-control payments, and executive officer involvement in setting executive compensation.
What is our compensation philosophy and what are the objectives of the compensation programs?
It is the intent of the Company, through the efforts of the Compensation and Talent Management Committee, to:
■ motivate our business leaders to deliver a high degree of business performance and ensure that their interests are closely aligned with those of our stockholders;
■
attract and retain highly qualified senior leaders who can drive a successful global enterprise in today’s competitive marketplace and represent the diversity of our employees and the customers we serve;

■ establish executive compensation that is competitive with the compensation offered by similarly situated companies;

■ focus management on both the Company’s short-term and long-term strategy, performance and success;	■ maintain practices that support good governance; and	■ structure programs that mitigate any incentives to take excessive risks.
Our executive compensation philosophy is to have programs and pay levels that enable us to attract, retain and motivate talented management who will drive exceptional results for our stockholders. We accomplish this by ensuring that our executive officers are compensated in a way that considers market practice, supports good governance, and drives both company and individual performance. To ensure fair and competitive pay, the Compensation and Talent Management Committee references a peer group comprised of companies it selected based on various characteristics (as described further below) and targets the median of such peer group in setting target pay levels for the Company’s executive officers.
The Company uses the following types of compensation to compensate and reward our executive officers for their performance: base salary, a cash-based annual incentive plan, and long-term equity awards comprised of performance stock units and restricted stock units. The Compensation and Talent Management Committee believes that the elements of compensation that it provides create a flexible, performance-based compensation package that focuses and rewards executives for short and long-term performance, while aligning the interests of our executive officers with the interests of the Company’s stockholders.
Each element of executive compensation described above is determined based on:
■ the executive’s level of responsibility and function within the Company;	■ the overall performance and profitability of the Company;	■ the executive’s performance within the Company;
■ executive compensation offered to similarly situated executives at peer companies; and	■ good governance practices.
Through a combination of salary, incentive-based cash awards and equity awards, the Compensation and Talent Management Committee desires to provide attractive and competitive compensation to the executive officers, a significant portion of which is contingent upon the Company’s performance.
How are the Company’s executive compensation programs structured to address the Company’s objectives?
PERFORMANCE
Our executive compensation includes a significant amount of performance-based, or at-risk, compensation. We consider compensation to be performance-based or at-risk if payment is subject to achievement of performance targets or the value received is dependent on our stock price.

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Compensation Discussion and Analysis
The Compensation and Talent Management Committee believes that the use of performance-based or at-risk compensation allows the Company to tailor the compensation paid to our executive officers to the Company’s performance and maintain a compensation system that significantly affects executive compensation in the event the Company does not meet the pre- determined performance goals. Furthermore, utilizing threshold performance targets puts the performance units entirely at risk, which means that in the event the Company does not meet the threshold performance goals, the performance units would not be paid to the executive officers. Performance stock units are earned only if the Company achieves the pre-established three- year performance goals. 75% of our CEO’s and 60% of our other NEO’s targeted value of the long-term incentive award is allocated to performance stock units, with the remaining 25% and 40% respectively, delivered in restricted stock units.
LONG-TERM INCENTIVE (LTI) VEHICLE	TARGET LTI NEOS OTHER THAN CEO	TARGET LTI VALUE CEO
Performance Stock Units	60%	75%
Service-based Restricted Stock Units	40%	25%
The charts below show the percentage of pay tied to financial or stock performance of 83% and 63% of the total compensation for 2024 of our CEO and other named executive officers, respectively.
ALIGNMENT
By motivating and incentivizing our executive officers with regard to the Company’s short- and long-term goals, the Compensation and Talent Management Committee believes that the interests of the executive officers and the Company’s stockholders are properly aligned.
Did the Compensation and Talent Management Committee use the services of an independent consultant during 2024?
Yes. The Compensation and Talent Management Committee engaged Compensation Advisory Partners (“CAP”) to conduct an analysis of the Company’s compensation levels and design for the Chief Executive Officer and the other executive officers of the Company. CAP also provided market context and advice for decisions related to incentives and other compensation practices.
In 2024, the Compensation and Talent Management Committee evaluated the independence of CAP considering SEC rules and NYSE listing standards, which require consideration of the following factors:
■
whether any other services are provided to the Company by the consultant;

■
the fees paid by the Company as a percentage of the consulting firm’s total revenue;

■
the policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest;

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Compensation Discussion and Analysis
■
any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation and Talent Management Committee;

■
any Company stock owned by the individual consultants involved in the engagement; and

■
any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

The Compensation and Talent Management Committee discussed these considerations and concluded that the engagement of CAP and the services provided to the Compensation and Talent Management Committee by CAP did not raise any conflict of interest and that CAP is independent.
CAP did not provide any services to the Company other than in connection with its engagement by the Compensation and Talent Management Committee.
Does the Compensation and Talent Management Committee use a peer group of companies?
Yes. As part of its evaluation of the Company’s compensation packages, CAP recommended a group of peer companies that reflect the Company’s business model, as well as being within a reasonable range of the Company’s revenue, EBITDA, EBITDA margin, and market capitalization. Because our core products are in the over-the-counter and personal care sector, there are relatively few companies like us. As a result, we consider companies with strong brands and similar business models as comparable peers. In addition, given our operating model and high margins, we consider strong EBITDA performance to be an important metric in selecting our peers. Based on this analysis, the Compensation and Talent Management Committee approved the following peer group:
2024 PEER GROUP
■ B&G Foods Holdings Corp.	■ Calavo Growers Inc.
■ Church & Dwight Co.	■ Edgewell Personal Care Company
■ Energizer Holdings, Inc.	■ Hain Celestial Group, Inc.
■ Helen of Troy Limited	■ Jazz Pharmaceuticals plc
■ Hostess Brands, Inc.	■ Primo Water Corporation
■ Tupperware Brands Corp	■ Vista Outdoor Inc.
■ USANA Health Sciences, Inc.	■ Corcept Therapeutics Incorporated
■ Pacira BioSciences, Inc.
For 2024 compensation planning, the Compensation and Talent Management Committee removed from the peer group Revlon, Inc. and Lannett Co. (both filed bankruptcy) and added Hostess Brands, Inc. For 2025 compensation planning, the Compensation and Talent Management Committee removed Hostess Brands, Inc. (acquired) and Tupperware Brands Corp. (market cap too low) and added Utz Brands, Inc. and Amphastar Pharmaceuticals, Inc.
How does the Compensation and Talent Management Committee use market data from the peer group?
In determining compensation for 2024, the Compensation and Talent Management Committee reviewed and considered market data provided to it by CAP related to individual pay components (salary and target annual bonus opportunity), total cash compensation, long-term incentive target grant values, and total direct compensation, at the 25th percentile, median, and 75th percentile of the peer group. The Compensation and Talent Management Committee intends compensation to approximate the median level of compensation offered to similarly situated executive officers at companies in the Company’s peer group. While market data is an important factor in setting pay, it is not the only factor we consider. For example, an executive officer’s total compensation may be higher or lower than the market median based on the level of responsibility, individual experience and performance in a particular year. In some situations, we will also use compensation survey data as an additional point of reference for select named executive officers.
How does the Company determine the types and amounts of executive compensation?
BASE SALARY
The Compensation and Talent Management Committee determines the base salary for our executive officers by first reviewing peer group salaries for similarly situated positions and then adjusting such salaries as necessary based on the scope of work, skills,

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Compensation Discussion and Analysis
experience, responsibilities, performance and seniority of the executive and the recommendation of the Chief Executive Officer (except in the case of his own compensation, which is determined by the Compensation and Talent Management Committee and the Board of Directors). In addition, with respect to promotions and new hires, the Compensation and Talent Management Committee considers the predecessor’s base salary. The Company views base salary as a fixed component of executive compensation that compensates the executive officer for the daily responsibilities assumed in keeping the Company operating throughout the year. The Compensation and Talent Management Committee reviews executive officers’ salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year. The base salaries paid to our named executive officers during 2024 are set forth in the “Salary” column of the Summary Compensation table later in this Proxy Statement.
In May 2024, the Compensation and Talent Management Committee approved adjustments to base salaries for fiscal 2025, as set forth below:
NAME	2024 SALARY	2025 SALARY	% INCREASE EFFECTIVE APRIL 1, 2024*
Mr. Lombardi	$1,000,000	$1,000,000	0%
Ms. Sacco	$625,000	$645,000	3.2%
Mr. Mekhail	$515,000	$528,000	2.5%
Mr. P’Pool	$530,000	$546,000	3%
Mr. Zerillo	$360,000	$370,000	2.8%
*   Increases approved in May were retroactive to beginning of fiscal year.
ANNUAL CASH INCENTIVE PLAN
The Annual Incentive Plan (“AIP”) provides our executive officers with the ability to earn additional cash compensation based on a percentage of base salary and the Company’s performance. The Company views the AIP as a performance-based component of executive compensation that motivates and incentivizes the executive officers to achieve the short-term goals of the Company and our stockholders.
For 2024, the Compensation and Talent Management Committee chose the following as the corporate financial goals for the AIP:
METRIC	WEIGHTING	DEFINITION	RATIONALE FOR SELECTION
AIP net sales		Total revenues.	Drive consistent top-line growth.
AIP Adjusted EBITDA
Net income plus depreciation and amortization, interest expense, integration, transition, purchase accounting, legal and various other costs associated with acquisitions and divestitures, tradename impairment and certain tax adjustments.
Drive stockholder value creation in terms of growth of earnings per share and free cash flow.

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Compensation Discussion and Analysis
Typically, no bonuses are payable under the AIP unless the Company achieves threshold performance for one of the goals set for net sales or Adjusted EBITDA. If the Company achieves both of these threshold goals, then each of our named executive officer’s bonus is subject to a maximum award of 200% of their target bonus based on achievement with respect to the Company performance factors. The award will be subject to an additional individual performance factor that may be added to and raise the total annual bonus for the executive above 200% of their target bonus up to the maximum of the individual award factor of 20%. The Compensation and Talent Management Committee identified a target bonus, expressed as a percentage of their base salary, for each named executive officer, which for 2024 were as follows:
■
Mr. Lombardi, 115%

■
Ms. Sacco, 60%

■
Mr. Mekhail, 60%

■
Mr. P’Pool, 50%

■
Mr. Zerillo, 40%

The following table reflects the 2024 net sales, Adjusted EBITDA and payout levels approved by the Compensation and Talent Management Committee that correspond to the threshold, target and maximum performance by the Company. The named executive officers earn no payment (if performance is below threshold) or a payment on a sliding-scale between the minimum (threshold) amount and the maximum amount, inclusive of the target amount based on the Company’s performance.
		PERFORMANCE LEVEL/ PAYOUT (MIL)
METRIC	WEIGHTING	THRESHOLD (50%)	TARGET (100%)	MAXIMUM (200%)
AIP net sales	50%	$1,028.3	$1,142.6	$1,256.9
AIP Adjusted EBITDA	50%	$348.0	$386.7	$425.4
Following the close of the fiscal year, the Compensation and Talent Management Committee assesses the Company’s performance against the pre-determined performance targets and determines the amount, if any, of bonus earned by the executive officers. To be eligible to receive cash incentive compensation, the executive must be employed with the Company at the time payments are made by the Company. Even with a very challenging macroeconomic environment and supply chain disruptions very late in 2024, our 2024 net sales and Adjusted EBITDA for the Company were $1,125.4 million and $373.9 million, respectively. Based on the results of these financial metrics, our named executive officers earned 88% of their target bonus. While the entire leadership team performed very well in the challenging macroeconomic environment, the Compensation and Talent Management Committee did not elect to award additional bonus to the named executive officers other than Mr. P’Pool. When determining the adjustments to individual bonus payouts, the Compensation and Talent Management Committee considered each named executive officers’ achievement against their respective goals. Any adjustments to the payouts are linked to the goals and objectives set for the individual by the CEO or in the case of the CEO, by the Compensation and Talent Management Committee. Key achievements by our named executive officers considered by the Compensation and Talent Management Committee for 2024 included:
■
For Mr. Lombardi, our President and Chief Executive Officer, (a) successfully lead the Company through the challenging macroeconomic environment created by significant supply chain challenges and high inflation, delivering solid financial performance, (b) delivered cash flow of about $240 million despite inventory impacted by supply chain issues, (c) managed significant debt paydown with leverage below targeted level by year end, and (d) advanced 3-year roadmap for Company’s ESG initiatives, including publication of initial ESG report.

■
For Ms. Sacco, our Chief Financial Officer, (a) helped successfully lead the Company through the challenging macroeconomic environment created by significant supply chain challenges and high inflation, delivering a solid financial, (b) delivered cash flow of over $240 million, (c) managed significant debt paydown with leverage below targeted level by year end, (d) worked within the finance function on maintaining and strengthening procedures and policies in support of effective controls, while helping to drive profitable growth, (e) continued enhancements in information management, technology and cybersecurity and (f) maintained strong investor relations program.

■
For Mr. Mekhail, our Executive Vice President of Marketing & Sales, (a) successfully drove North American financial performance in the challenging macroeconomic environment which included significant supply chain challenges and high inflation, (b) actively managed marketing initiatives and spend to continue to deliver strong sales and profit growth in ecommerce channels, (c) successfully lead margin improvement projects to reduce impact of inflation, and (d) successfully launched several new products extending product lines and growing revenue and profitability.

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Compensation Discussion and Analysis
■
For Mr. P’Pool, our Senior Vice President, General Counsel and Corporate Secretary, (a) strong performance in providing legal advice to the Board and senior management particularly with regard to management of operations in context of the significant supply chain challenges and challenged suppliers, (b) advanced 3-year roadmap for Company’s ESG initiatives, including publication of initial ESG report, (c) strengthened the organization in terms of business conduct, compliance and control, and (d) managed the legal function to support the Company’s results in the challenging environment and secured, protected and defended the Company’s legal rights and interests.

■
For Mr. Zerillo, our Senior Vice President, Operations, (a) managed the supply chain to minimize disruption to the business during challenging environment created by significant supply chain challenges and high inflation, (b) continued to expand and improve performance of, primary logistics and warehouse provider resulting in best in class performance, (c) effectively delivered productivity and savings near targeted levels despite inflationary pressures, and (d) continued evolution of the Company’s manufacturing partner network capabilities to address supply chain constraints, challenged suppliers and support business growth.

The following table reflects each named executive officer’s target bonus and actual payout.
NAME	TARGET BONUS	COMPANY PERFORMANCE PAYOUT (88% OF TARGET BONUS)	INDIVIDUAL PERFORMANCE ADJUSTMENT	TOTAL PAYOUT
Mr. Lombardi	$1,150,000	$1,012,000	$0	$1,012,000
Ms. Sacco	$375,000	$330,000	$0	$330,000
Mr. Mekhail	$309,000	$271,920	$0	$271,920
Mr. P’Pool	$265,000	$233,200	$23,320	$256,520
Mr. Zerillo	$144,000	$126,720	$0	$126,720
The 2024 AIP payouts to our named executive officers also are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation table later in this Proxy Statement.
EQUITY AWARDS
Executive officers of the Company are eligible to receive annual equity awards under our Long-Term Incentive Plan (“2020 LTIP”). Awards under the 2020 LTIP help tie a significant portion of an executive officer’s long-term compensation directly to stock price appreciation realized by all our stockholders and aligns an executive officer’s interests with those of our stockholders. Under the 2020 LTIP, our executive officers may receive performance stock units and restricted stock units.
Overall Philosophy and Objectives Regarding Equity Awards
The Company views the above-mentioned equity awards as components of executive compensation that motivate and incentivize management to achieve the long-term performance goals (including stock price appreciation) of the Company and our stockholders.
The Compensation and Talent Management Committee believes equity-based incentive compensation aligns executive and stockholder interests because:
■ the use of multi-year vesting for equity awards encourages executive retention and emphasizes the attainment of long-term performance goals;
■
paying a significant portion of executive compensation with long-term incentive-based compensation motivates and incentivizes the executive officers to meet the long-term performance goals set by the Compensation and Talent Management Committee; and

■
the executive officers will hold significant amounts of equity in the Company as required by the Company’s Stock Ownership Guidelines and will be motivated to increase stockholder value over the long-term.

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Compensation Discussion and Analysis
In May 2023, following discussions with CAP and review of the benchmarking data for our executive officers, the Compensation and Talent Management Committee increased target award values for each executive for FY2024 to move each closer to the median of the peer group. Target award values increased, as provided in the table below.
NAME	FY2024 TARGETED AWARD VALUE	% INCREASE FROM FY2023
Mr. Lombardi	$3,700,000	2.8
Ms. Sacco	$1,030,000	3.0
Mr. Mekhail	$515,000	3.0
Mr. P’Pool	$540,000	3.7
Mr. Zerillo	$360,000	2.9
For our CEO, the Compensation and Talent Management Committee allocated seventy-five percent (75%) of his targeted equity award value to performance stock units and the remaining twenty-five percent (25%) to restricted stock units. For our other named executive officers, the Compensation and Talent Management Committee allocated sixty percent (60%) of the targeted equity award value to performance stock units, and forty percent (40%) to restricted stock units. In each case, the actual number of stock units granted was determined by dividing the allocated dollar value by the closing price of the Company’s common stock on the grant date. The 2024 equity grants to our named executive officers are set forth in the Grants of Plan-Based Awards table later in this Proxy Statement.
Vesting Criteria for Equity Awards
Performance Stock Units
■
Vest at the end of three years if company achieves pre-established goals relative to cumulative adjusted EBITDA and cumulative Net Sales (each weighted 50%).

■
The actual payout is determined based on the Company’s actual performance aggregated over the three-year period on a sliding-scale between the minimum (threshold) amount and the maximum amount, inclusive of the target amount.

■
Participants can earn up to 200% of the target number of shares with exceptional performance.

■
If performance is below target, but above threshold, participants can earn 50% of their award.

■
If performance is below threshold, participants earn 0% of their award.

Restricted Stock Units	Vest ratably over three years based on service.

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Compensation Discussion and Analysis
For 2024, the Compensation and Talent Management Committee chose the following as the corporate financial goals for the 3-year Performance Stock Units:
METRIC	WEIGHTING	DEFINITION	RATIONALE FOR SELECTION
Cumulative Net Sales	50%	The Company’s cumulative annual ”Net Sales,” as reported in the Company’s audited financial statements for the 3-year performance period, adjusted to exclude divestitures, acquisitions, changes in accounting policy and other adjustments deemed appropriate by the Committee.	Drive consistent top-line growth over time
Cumulative EBITDA	50%	Company’s cumulative reported net earnings (loss) excluding earnings (loss) from discontinued operations, net of the provision (benefit) for income taxes, net of interest income and expense, net of depreciation and amortization. EBITDA for the 3-year performance period is adjusted to exclude divestitures, acquisitions, costs associated with integration, transition, purchase accounting, impairment charges, changes in accounting policy and other adjustments deemed appropriate by the Committee.	Drive stockholder value creation in terms of growth of earnings per share and free cash flow.
We utilize the same metrics in our annual incentive and PSU program, though they are over different timeframes. The Committee regularly reviews what metrics align most closely with our business strategy and considers potential alternatives. Management along with the Committee continue to believe Net Sales and EBITDA, are the metrics that drive value for our business and provide line-of-sight to participants.
Treatment Upon Retirement. The Compensation and Talent Management Committee approved a “Rule of 62” policy for long-term equity awards granted in 2019 and beyond. Pursuant to the “Rule of 62,” if an employee retires from the Company with at least five years of service and a total of age and years of service at retirement equal to or greater than 62, then his or her outstanding awards will vest, based on actual company performance at the end of the 3-year performance period in the case of performance units, and in each case prorated based upon the employee’s length of employment during the vesting or performance period, as applicable. In each case the employee must give at least six months’ notice prior to retirement.
Severance and Change in Control Provisions. All unvested equity awards that are assumed in connection with a change of control vest only after both the change in control event and the employee’s subsequent termination. In the case of awards that are not assumed in connection with the change in control, such unvested equity awards will vest on the change in control. For additional information regarding severance and change-in-control payments that the Company may be obligated to pay to a named executive officer in the future due to the termination of his employment pursuant to the Company’s Executive Severance Plan, please see the sections titled “Executive Compensation and Other Matters — Potential Payments Upon Termination or Change in Control,” “Executive Compensation and Other Matters — Employment Agreements” and “Executive Compensation and Other Matters — Additional Vesting Provisions” contained elsewhere in this Proxy Statement.
Deferral Option. Starting in 2024, the Compensation and Talent Management Committee approved a deferral option for senior executives for LTIP equity awards granted in 2024. Senior executives may elect to defer settlement of shares until a date set by the executive prior to the LTIP award grant or until six months after termination of employment with the Company. Equity awards will continue to vest pursuant to the terms of the award agreements but the Company will defer issuing shares until the date set by the executive. Vested but unissued shares will count toward the executive’s stock ownership requirements.

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Compensation Discussion and Analysis
May 2021 Performance Stock Unit Award Payout
The May 2021 performance stock unit grant resulted in a payout of 153.2% for the three-year performance period FY 2022- 2024 as set out below:
	RESULTS	TARGET
3-Year Cumulative Sales	$3,339.9	$3,117.5
3-Year Cumulative EBITDA	$1,119.6	$1,082.0
Performance Multiplier 153.2%
The Performance Multiplier resulted in the distribution of 85,533 shares to Mr. Lombardi, 10,943 shares to Ms. Sacco, 5,472 shares to Mr. Mekhail, 5,737 shares to Mr. P’Pool and 3,894 shares to Mr. Zerillo from their May 2021 performance stock unit grants.
Although the Company incurred numerous unanticipated financial impacts and other volatility resulting from the macroeconomic environment especially significant supply chain issues and high inflation, no upward adjustments were factored into the performance stock unit grant payout for fiscal year 2024 results. Please refer to Appendix A for a reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income used to determine our May 2021 Performance Grant Payout.
When does the Company typically grant equity awards and what is the process?
Other than in exceptional cases, such as promotions or new hires, long-term incentive awards are generally granted in the first quarter of the fiscal year (April through June), at the time when salary levels and short-term incentive programs for the new fiscal year are determined. Our CEO recommends to the Compensation and Talent Management Committee (CTMC) the amount to be awarded to each NEO (other than our CEO). The CTMC considers the equity awards for executive officers based in part upon benchmarked data from our peer group provided by CAP, as well as other factors, such as the officers’ individual performance and current dilution rates. In determining the awards to our CEO, the CTMC without input from our CEO or other members of management, considers the performance of our Company, returns to shareholders, effectiveness of our CEO’s leadership, as well as benchmarked data and input from CAP. All NEO awards consist of Performance Stock Units (PSUs) and Restricted Stock Units (RSUs) and are valued at the market closing price on the day of grant. No stock options are awarded to our NEOs. The CTMC does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Are the Company’s directors and executive officers required to own a minimum amount of the Company’s common stock?
Yes. The Board of Directors adopted Stock Ownership Guidelines for the directors and executive officers of the Company to align their interests with the Company’s stockholders. Each person subject to the Stock Ownership Guidelines is expected to be fully compliant with the guidelines by the date of the first Annual Meeting of Stockholders following the fifth anniversary of the date of employment as an executive officer of the Company or, for directors, the date of election to the Board. The following equity interests are included for purposes of determining compliance with the Stock Ownership Guidelines:
■
shares of the Company purchased on the open market or in privately negotiated transactions;

■
shares of the Company acquired by inheritance or gift or held by immediate family members or in trust for the benefit of the employee or family member;

■
after-tax shares of the Company acquired through vested restricted stock units and performance stock units;

■
60% of vested options to the extent in-the-money — reflecting the approximate after-tax value of those shares; and

■
60% of unvested restricted stock units and performance stock units that cliff vest, prorated to the extent full years of completed service or periods of performance, as applicable, at current projected performance multiple — reflecting the approximate after-tax value of those shares.

■
100% of vested but deferred/unissued shares

The following equity interests are not included for purposes of determining compliance with the Stock Ownership Guidelines:
■
unvested restricted stock and restricted stock units, except as provided above;

■
unvested stock options; and

■
vested but not “in-the-money” stock options.

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Compensation Discussion and Analysis
The Stock Ownership Guidelines are summarized as follows:
If a director or executive is below the ownership requirement, until the specified level is met, the director or officer will be required to retain 50 percent of the net, after-tax value of any equity received from the Company’s equity plan until the individual meets the guideline. All directors and executives are in compliance with the guidelines or are within the five-year transition period. The CEO currently exceeds his guideline by more than 400% of the holding requirement.
Does the Company have a policy regarding hedging or pledging Company securities?
Yes. The Company’s Insider Trading Policy prohibits hedging and limits any pledging by the Company’s directors, executive officers and employees.
Does the Company have a policy regarding the recovery of incentive-based compensation paid to executive officers if the Company restates its financial statements?
Yes. Pursuant to the Company’s Clawback Policy, in the event that the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws, the Company will, subject to the terms of the Clawback Policy, recover from executive officers any incentive-based compensation that was paid to or received by, or is to be paid to, executive officers for the three years immediately preceding the period for which the Company is required to restate its financial statements, insofar as such incentive compensation is a result of errors within the financial statements that are required to be restated. The amount of the incentive-based compensation that the Company will seek to recover is the difference between the amount of the incentive-based compensation received by executive officers based on the erroneous financial statements and the amount of incentive-based compensation that would have been paid to executive officers based on the financial statements as restated. Notwithstanding the foregoing, the Company is not obligated to pursue any recovery if the Board of Directors or applicable committee determines that the expected cost of recovery will exceed the amount to be recovered.
What are the respective roles of the Compensation and Talent Management Committee, its consultant and the Company’s executive officers in determining executive compensation?
Executive Officer Compensation. Mr. Lombardi, our Chair, President and Chief Executive Officer, with the assistance of certain members of senior management, participated in discussions with, and made recommendations to, the Compensation and Talent Management Committee regarding the setting of base salaries and cash and equity incentive plan compensation for the other executive officers. Mr. Lombardi was assisted by certain members of senior management and CAP in reviewing the competitive landscape for executive talent and structuring the types and levels of executive compensation for review by the Compensation and Talent Management Committee.
Chief Executive Officer Compensation. The Compensation and Talent Management Committee and the Board of Directors are responsible for establishing the CEO’s compensation package. The Compensation and Talent Management Committee consulted with CAP, its independent compensation consultant, in determining the compensation to be awarded to Mr. Lombardi in 2024, and in determining his compensation program for 2025.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	50

COMPENSATION AND TALENT MANAGEMENT COMMITTEE REPORT
COMPENSATION AND TALENT MANAGEMENT COMMITTEE REPORT
This Compensation and Talent Management Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act.
The Compensation and Talent Management Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions of the Compensation Discussion and Analysis with management, the Compensation and Talent Management Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for 2024.
MEMBERS OF THE 2024 COMPENSATION AND TALENT MANAGEMENT COMMITTEE
Dawn M. Zier (Chair)
John E. Byom
Celeste A. Clark
John F. Kelly
Natale S. Ricciardi

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	51

Executive Compensation and Other Matters
Executive Compensation and Other Matters
Who are our Executive Officers?
Our executive officers are as follows:
Ronald M. Lombardi Chair of the Board, President and Chief Executive Officer	Age: 60

CAREER HIGHLIGHTS:
Ronald M. Lombardi was elected Chair of the Board in May 2017 and has served as a director and as President and Chief Executive Officer of the Company since June 2015. He served as Chief Financial Officer of the Company from December 2010 until November 2015. Prior to joining the Company, from October 2010 to December 2010, Mr. Lombardi was employed by Medtech Group Holdings, a components and contract medical device manufacturer, as Chief Financial Officer. From October 2009 to October 2010, Mr. Lombardi served as the Chief Financial Officer of Waterbury International Holdings, a specialty chemical and pest control business. Mr. Lombardi was employed by Cannondale Sports Group, a sporting goods and apparel manufacturing company, as Chief Operating Officer from August 2008 to October 2009 and as Senior Vice President and Chief Financial Officer from March 2004 to August 2008. From 2000 to 2004, Mr. Lombardi served in various roles at Gerber Scientific Inc., including Vice President and Chief Financial Officer of Gerber Scientific Inc.’s Gerber Coburn Optical Division and Director of Financial Planning and Analysis of Gerber Scientific Inc. Mr. Lombardi was also previously employed by Emerson Electric, Scovill Fasteners, Inc. and Go/Dan Industries. Mr. Lombardi currently serves as Chair of the Audit Committee on the board of ACCO Brands Corporation. Mr. Lombardi received a B.S. from Springfield College and an M.B.A. from American International College and has been a licensed CPA.

Christine Sacco Chief Financial Officer	Age: 49

CAREER HIGHLIGHTS:
Christine Sacco was appointed to the position of Chief Financial Officer for the Company in September 2016. Ms. Sacco joined the Company from Boulder Brands, Inc., a health and wellness food manufacturer, where she served as the Chief Financial Officer and Treasurer from January 2012 to January 2016 and Vice President and Controller from January 2008 to January 2012, including Principal Accounting Officer from January 2011 to March 2012. From October 2002 until January 2008, she held positions of increasing financial responsibility with Alpharma, Inc., a global specialty pharma company, where she last held the position of Vice President, Treasurer. Ms. Sacco began her career with Ernst & Young and worked for five years in the Audit and Assurance group. She holds a B.S. in accounting from St. Thomas Aquinas College and has been a licensed CPA.

William C. P’Pool Senior Vice President, General Counsel and Corporate Secretary	Age: 58

CAREER HIGHLIGHTS:
William C. P’Pool was appointed to the position of Senior Vice President, General Counsel and Corporate Secretary for the Company in November 2016. From June 2004 to April 2015, Mr. P’Pool served in progressive leadership roles at Mead Johnson Nutrition Company, a nutritional products company, the last being Senior Vice President, General Counsel and Corporate Secretary. From May 2001 to June 2004, Mr. P’Pool served as a Senior Counsel and Director of Legal Services at Yum! Brands, Inc. From 1991 to 2001, he served in legal roles of increasing responsibility at GrafTech International and Service Merchandise Company, among others. He earned a B.S. in business from Murray State University and a J.D. from the University of Kentucky.

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Executive Compensation and Other Matters
Adel Mekhail Executive Vice President, Marketing & Sales	Age: 63

CAREER HIGHLIGHTS:
Adel Mekhail was appointed to the position of Executive Vice President of Marketing & Sales for the Company in May 2019. From April 2017 to July 2018, Mr. Mekhail served as Vice President, Americas at Edgewell Personal Care Company, a personal care products company, and from July 2015 to April 2017 he served as Vice President and General Manager, Private Brands Group and Vice President, Latin America. From November 2013 to July 2015, Mr. Mekhail served as Vice President, Asia Pacific at Energizer. He held other increasingly responsible marketing roles at Energizer from 2003 to 2013. Mr. Mekhail also served in sales and marketing roles for Pfizer and Warner Lambert from 1996 to 2003. In 2000, he moved from Australia to the United States for Pfizer. Mr. Mekhail earned his BS in Pharmaceutical Sciences from Tanta University in Egypt and his MBA from RMIT University in Melbourne, Australia.

Jeffrey Zerillo Executive Vice President, Operations	Age: 63

CAREER HIGHLIGHTS:
Jeffrey Zerillo was appointed to the position of Senior Vice President, Operations for the Company in April 2018. Mr. Zerillo joined the Company from Teva Pharmaceuticals, a pharmaceutical company, where he served as Vice President, Supply Chain Management for the America’s Region from 2016 to 2018. He brings experience managing complex supply chains in pharmaceuticals, biologics and medical devices from companies including Actavis/Allergan, a pharmaceutical company, from 2014 to 2016, Purdue Pharma from 1995 to 2013, Tura L.P. from 1994 to 1995 and Instrumentation Laboratories from 1988 to 1994. He earned a B.S. in Business Management- Production Operations from York College of Pennsylvania and an Executive Certificate from Sloan School of Business.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	53

SUMMARY COMPENSATION TABLE
SUMMARY COMPENSATION TABLE
The following table includes information regarding the compensation paid or awarded to the named executive officers listed below during our fiscal years ended March 31, 2024, 2023 and 2022. We have no applicable qualified pension or deferred compensation plans and, therefore, have omitted the column regarding compensation under such plans.
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Ronald M. Lombardi Chair, President, and Chief Executive Officer	2024	1,002,632		3,700,034	0	1,012,000	48,467(4)	5,763,133
	2023	1,002,322		3,600,031	0	934,000	46,756(4)	5,583,109
	2022	937,321		3,299,970	0	1,750,000	44,226(4)	6,031,517
Christine Sacco Chief Financial Officer	2024	625,809		1,029,965	0	330,000	15,075(5)	2,000,849
	2023	605,809		666,712	333,327	339,042	14,062(5)	1,958,952
	2022	565,809		633,298	316,669	682,410	13,219(5)	2,211,405
Adel Mekhail Executive Vice President, Sales and Marketing	2024	516,583		515,013	0	271,920	15,018(5)	1,318,534
	2023	503,543		333,356	166,663	280,200	14,197(5)	1,297,959
	2022	473,308		316,694	158,335	485,040	13,117(5)	1,446,494
William C. P’Pool Senior Vice President, General Counsel and	2024	532,321		540,014	0	256,520	15,030(5)	1,343,885
	2023	516,314		346,647	173,324	240,038	13,623(5)	1,289,946
	2022	485,226		332,032	166,002	456,918	13,196(5)	1,453,374
Jeffrey Zerillo Senior Vice President, Operations	2024	362,448		360,009	0	126,720	13,750(5)	862,927
	2023	352,365		233,349	116,663	130,760	13,781(5)	846,918
	2022	337,248		225,374	112,661	230,480	13,156(5)	918,885

(1)
Reflects the grant date fair value of restricted stock unit awards and performance stock unit awards, determined in accordance with Financial Accounting Standards Board ASC Topic 718 Stock Compensation (“FASB ASC Topic 718”). The fair value of the restricted stock unit awards and performance stock unit awards is based on the market value of the Company’s common stock on the grant date. The grant date value of the performance stock unit awards was computed by multiplying (i) the target number of performance stock units awarded to each named executive officer, which was the assumed probable outcome as of the grant date, by (ii) the grant date fair value used for financial reporting purposes. Assuming, instead, that the highest level of performance would be achieved, the grant date fair values of the performance stock units would have been as follows: Mr. Lombardi $4,949,976 (2022), $5,400,047 (2023) and $5,550,021 (2024); Ms. Sacco $633,298 (2022), $666,713 (2023) and $1,235,958 (2024); Mr. Mekhail $316,694 (2022), $333,356 (2023) and $618,041 (2024); Mr. P’Pool $332,032 (2022), $346,647 (2023) and $648,042 (2024); and Mr. Zerillo $225,374 (2022), $233,349 (2023) and $431,987 (2024).

(2)
Reflects the grant date fair value of stock option awards, determined in accordance with FASB ASC Topic 718. The fair value of each stock option award was estimated on the date of grant using the Black-Scholes Option Pricing Model (“Black-Scholes Model”). The Black-Scholes Model uses certain assumptions about expected volatility of the Company’s common stock, the expected term of the stock options and risk-free interest rates. For additional information regarding the assumptions used in the Black-Scholes Model for options granted in 2023 and 2022, please see Note 14 to the financial statements contained in our Annual Report on Form 10-K for 2024, which is included in the Annual Report to Stockholders accompanying this Proxy Statement. Executives did not receive stock option awards in 2024.

(3)
Reflects annual cash incentive awards, which are accrued and reflected in the Summary Compensation table for the fiscal year in which earned but are paid promptly after the completion of the audit of the Company’s financial statements for such fiscal year.

(4)
Reflects a matching contribution by the Company on Mr. Lombardi’s behalf to the Company’s 401(k) plan ($14,850) and expenses related to the use of corporate housing leased by the Company in the amount of  $ 33,617 (2024). The aggregate incremental cost to the Company of providing the corporate housing is based on the actual cost of the lease and utilities for the fiscal year.

(5)
Reflects a matching contribution by the Company on the named executive officer’s behalf to the Company’s 401(k) plan.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	54

Grants of Plan-Based Awards in 2024
Grants of Plan-Based Awards in 2024
The following Grants of Plan-Based Awards table provides additional information regarding non-equity and equity incentive plan awards granted to the named executive officers during 2024. The non-equity incentive plan awards were granted pursuant to the 2024 AIP and the equity incentive plan awards were granted pursuant to 2020 LTIP. The equity incentive plan awards were comprised of performance stock units and restricted stock units.
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OR STOCK UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(4)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Mr. Lombardi		575,000	1,150,000	2,300,000
	5/2/2023							14,985	925,024
	5/2/2023				22,477	44,954	89,908		2,775,010
Ms. Sacco		187,500	375,000	750,000
	5/2/2023							6,674	411,986
	5/2/2023				5,006	10,011	20,022		617,979
Mr. Mekhail		154,500	309,000	618,000
	5/2/2023							3,337	205,993
	5/2/2023				2,503	5,006	10,012		309,020
Mr. P’Pool		132,500	265,000	530,000
	5/2/2023							3,499	215,993
	5/2/2023				2,625	5,249	10,498		324,020
Mr. Zerillo		72,000	144,000	288,000
	5/2/2023							2,333	144,016
	5/2/2023				1,749	3,499	6,998		215,993

(1)
Reflects threshold, target, and maximum opportunities for annual incentive plan awards, as described in further detail in the “Compensation Discussion and Analysis.”

(2)
Reflects performance stock units, which may be earned based on the achievement of 3-year cumulative adjusted sales and EBITDA targets, as described in further detail in the “Compensation Discussion and Analysis.”

(3)
Reflects restricted stock units, which vest in three equal annual installments commencing on the first anniversary of the date of grant for the restricted stock units.

(4)
Reflects the grant date fair value of the performance stock units and restricted stock units, determined in accordance with FASB ASC Topic 718.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	55

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table summarizes the equity awards granted to the named executive officers that were outstanding as of March 31, 2024.
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(1) ($)
Mr. Lombardi					14,985(11)	1,087,312	44,954(14)	3,261,862
					11,016(10)	799,321	49,569(13)	3,596,727
					6,204(9)	450,162
					85,533(12)	6,206,274
	39,387(3)	0(3)	56.11	5/8/2027
	53,725(2)	0(2)	57.18	5/9/2026
Ms. Sacco					6,674(11)	484,265	10,011(14)	726,398
					10,943(12)	794,024
	5,683(8)	11,367(8)	54.47	5/2/2032	4,080(10)	296,045	6,120(13)	444,067
	14,620(7)	7,310(7)	44.33	5/3/2031	2,381(9)	172,765
	20,604(6)	0(6)	39.98	5/4/2030
	24,686(5)	0(5)	30.56	5/6/2029
Mr. Mekhail					3,337(11)	242,133	5,006(14)	363,235
	2,841(8)	5,684(8)	54.47	5/2/2032	2,040(10)	148,022	3,060(13)	222,034
	7,310(7)	3,655(7)	44.33	5/3/2031	1,191(9)	86,419
					5,472(12)	397,048
Mr. P’Pool					3,499(11)	253,887	5,249(14)	380,867
	2,731(8)	5,464(8)	54.47	5/2/2032	2,122(10)	153,972	3,182(13)	230,886
	7,664(7)	3,832(7)	44.33	5/3/2031	1,249(9)	90,627
	6,333(3)	0(3)	56.11	5/8/2027
					5,737(12)	416,277
Mr. Zerillo					2,333(11)	169,282	3,499(14)	253,887
	1,838(8)	3,678(8)	54.47	5/2/2032	1,428(10)	103,616	2,142(13)	155,424
	5,201(7)	2,601(7)	44.33	5/3/2031	848(9)	61,531
	8,399(6)	0(6)	39.98	5/4/2030
	10,063(5)	0(5)	30.56	5/6/2029
	10,078(4)	0(4)	29.46	5/7/2028
					3,894(12)	282,549

(1)
Reflects the value of restricted stock units or performance stock units, which was calculated using $72.56 per share, the closing price of the Company’s common stock on the NYSE on March 28, 2024, the last trading day of 2024.

(2)
Reflects stock options granted to the named executive officer on May 9, 2016, which vested in approximately three equal annual installments on May 9, 2017, 2018 and 2019.

(3)
Reflects stock options granted to the named executive officer on May 8, 2017, which vested in approximately three equal installments on May 8, 2018, 2019 and 2020.

(4)
Reflects stock options granted to the named executive officer on May 7, 2018, which vested in approximately three equal installments on May 7, 2019, 2020 and 2021.

(5)
Reflects stock options granted to the named executive officer on May 6, 2019, which vested in approximately three equal installments on May 6, 2020, 2021 and 2022.

(6)
Reflects stock options granted to the named executive officer on May 4, 2020, which vest in approximately three equal installments on May 4, 2021, 2022 and 2023.

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OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
(7)
Reflects stock options granted to the names officer on May 3, 2021, which vest in approximately three equal installments on May 3, 2022, 2023 and 2024.

(8)
Reflects stock options granted to the named executive officer on May 2, 2022, which vest in approximately three equal installments on May 2, 2023, 2024 and 2025

(9)
Reflects restricted stock units granted to the named executive officer on May 3, 2021 which vested in approximately three equal installments on May 3, 2022, 2023 and 2024.

(10)
Reflects restricted stock units granted to the named executive officer on May 2, 2022, which vest in approximately three equal installments on May 2, 2023, 2024 and 2025.

(11)
Reflects restricted stock units granted to the named executive officer on May 2, 2023, which vest in approximately three equal installments on May 2, 2024, 2025 and 2026.

(12)
Reflects performance stock units granted to the named executive officer on May 3, 2021, which vested on May 3, 2024 based on achievement of goals related to 3-year cumulative net sales and EBITDA, as described in further detail in the “Compensation Discussion and Analysis”.

(13)
Reflects performance stock units granted to the named executive officer on May 2, 2022, which are eligible to vest on May 2, 2025 based on achievement of goals related to adjusted 3-year cumulative net sales and EBITDA, as described in further detail in the “Compensation Discussion and Analysis”. The number of performance stock units reported reflect an assumed level of achievement of fiscal 2023-2025 performance goals based on the Company’s performance as of March 31, 2024.

(14)
Reflects performance stock units granted to the named executive officer on May 2, 2023, which are eligible to vest on May 2, 2026 based on achievement of goals related to adjusted 3-year cumulative net sales and EBITDA, as described in further detail in the “Compensation Discussion and Analysis”. The number of performance stock units reported reflect an assumed level of achievement of fiscal 2024-2026 performance goals based on the Company’s performance as of March 31, 2024.

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2024 OPTION EXERCISES AND STOCK VESTED
2024 OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Mr. Lombardi	32,800	1,036,040	105,974	6,566,134
Ms. Sacco	61,817	1,303,811	16,571	1,025,308
Mr. Mekhail	32,743	1,006,944	9,021	558,270
Mr. P’Pool	26,019	581,027	9,582	593,007
Mr. Zerillo	0	0	6,514	403,139

(1)
Reflects the number of shares underlying the exercised options multiplied by the difference between the fair market value of the underlying shares on the exercise date and the exercise price of the option.

(2)
Reflects the quoted market value of the underlying shares on the applicable vesting dates multiplied by the number of shares vested.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
EMPLOYMENT AGREEMENTS
Do any named executive officers have employment agreements or other written employment arrangements?
No. The Compensation and Talent Management Committee approved the Prestige Consumer Healthcare Inc. Executive Severance Plan (“ESP”), to transition away from individual agreements with our executive officers.
What are the terms of the Amended and Restated Executive Severance Plan?
Pursuant to the terms of the plan, the Compensation and Talent Management Committee will, in its sole discretion, select eligible employees for participation in the and designate such employees as Tier One or Tier Two participants, subject to timely execution of a participation letter agreement. Pursuant to the terms of the letter agreement, the participants will agree to be bound by the terms and conditions of the executive severance plan and the letter agreement. The Compensation and Talent Management Committee designated Mr. Lombardi as a Tier One participant and certain other executive officers as Tier Two participants, including Messrs. Mekhail, P’Pool and Zerillo and Ms. Sacco.
The executive severance plan provides for the payment of severance and other benefits to participants in the event of their termination of employment by the Company without cause or resignation for good reason, each as defined in the executive severance plan.
In the event of a termination of employment by the Company without cause or resignation for good reason prior to a change in control, the executive severance plan provides the following payments and benefits to the participant:
■
a prorated annual incentive payment in respect of the participant’s service during the fiscal year in which his or her date of termination occurred based on actual performance results for such fiscal year;

■
severance equal to a multiple (1.5, in the case of a Tier One participant, and 1, in the case of a Tier Two participant), of the sum of the participant’s annual base salary plus his or her target annual incentive, payable over a period of twelve months, in accordance with the Company’s regular payroll practices; and

■
payment of COBRA premiums for a period of twelve months.

In the event of a termination of employment by the Company without cause or resignation for good reason upon or within 24 months following a change in control, the executive severance plan provides the following payments and benefits to the participant:
■
a prorated annual incentive payment in respect of the participant’s service during the fiscal year in which his or her date of termination occurred based on actual performance results for such fiscal year;

■
severance equal to a multiple (2.5, in the case of a Tier One participant, and 2, in the case of a Tier Two participant), of the sum of the participant’s annual base salary plus his or her target annual incentive, payable in a lump sum upon termination; and

■
payment of COBRA premiums for a period of eighteen months;

■
and (iv) outplacement services suitable to participant’s position.

The executive severance plan provides that in the event that the payments described above would, if paid, be subject to excise taxes that may be imposed on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended, then the payments will be reduced to the extent necessary so that no portion of the payments is subject to the excise tax, provided that net amount of the reduced payments, after giving effect to income tax consequences, is greater than or equal to the net amount of the payments without such reduction, after giving effect to the excise tax and income tax consequences.
In order to be entitled to severance payments and benefits, the participant will be required to comply with the terms and conditions of the executive severance plan and the letter agreement, including, without limitation, a requirement to execute a release and waiver of all claims in favor of the Company and comply with certain post-employment covenants, including a confidentiality covenant and a covenant not to compete with the Company or solicit the Company’s employees for eighteen months, in the case of a Tier One participant, or twelve months, in the case of a Tier Two participant, following termination of employment.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Compensation and Talent Management Committee may amend or terminate the executive severance plan at any time; provided that:
■
no such action may impair the rights of a participant who previously has incurred a Qualifying Termination without his or her consent; and

■
the executive severance plan may not be terminated or amended after a change in control of the Company in any manner that would adversely affect the benefits available to any participant in the executive severance plan.

What are the special vesting provisions for equity awards?
Both our 2005 LTIP and 2020 LTIP provides that the Compensation and Talent Management Committee may, at its discretion, decide to vest the unvested portion of a grantee’s restricted stock units or stock option award if a grantee’s employment is terminated due to death, disability or retirement. In connection with a change of control event, unvested equity awards are treated as follows:
■
If  (i) a change in control occurs while the employee is employed by us, and (ii) the equity award is not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, then the equity award will become fully-vested as of the date of the change in control.

■
If  (i) a change in control occurs while the employee is employed by us, and (ii) the equity award is assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by our Board, then the equity award will become fully-vested if within twenty- four (24) months following the change in control, the participant’s employment is terminated by the Company other than for cause, disability or death or the participant resigns for good reason (as such terms are defined in the applicable award agreement).

Also, as discussed earlier in this CD&A:
■
The Compensation and Talent Management Committee approved a “Rule of 62” policy, pursuant to which an employee’s outstanding time-based equity awards will vest, based on actual performance at the end of the 3-year performance period in the case of performance stock units, and in each case prorated based upon the employee’s length of employment during the vesting or performance period, as applicable, in the event he or she with at least six months’ notice retires from the Company with at least five years of service and a total of age and years of service at retirement equal to or greater than 62.

■
Starting in 2024, the Compensation and Talent Management Committee approved a deferral option for senior executives for LTIP equity awards granted in 2024. Senior executives may elect to defer settlement of shares until a date set by the executive prior to the LTIP award grant or until six months after termination of employment with the Company. Equity awards will continue to vest pursuant to the terms of the award agreements, but the Company will defer issuing shares until the date set by the executive. Vested but unissued shares will count toward the executive’s stock ownership requirements.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Summary of Potential Payments upon Termination or Change in Control
As described above, each of our named executive officers is entitled to certain benefits in the event his or her employment is terminated under specified circumstances. Circumstances which would trigger payments and/or other benefits to our named executive officers include termination of employment by the Company without cause, termination by the named executive officer for good reason or a change in control of the Company.
The following table sets forth payments and benefits that may be received by our named executive officers in the event of termination for specified reasons and/or a change in control of the Company.
The following information has been prepared based on the assumption that the named executive officer’s employment terminated, or a change in control of the Company occurred, on March 31, 2024. With respect to the accelerated vesting of equity awards, the value of such acceleration was calculated using $72.56, the closing price of our common stock on March 28, 2024, the last trading day of fiscal 2024.
NAME	TERMINATION BY COMPANY WITHOUT CAUSE OR RESIGNATION WITH GOOD REASON ($)(1)	DEATH/ DISABILITY ($)(2)	QUALIFYING TERMINATION IN CONNECTION WITH CHANGE IN CONTROL ($)(3)
Mr. Lombardi	$3,251,133	$13,246,481	$18,656,326
Ms. Sacco	$1,017,157	$3,053,827	$5,088,141
Mr. Mekhail	$850,275	$1,527,032	$3,227,581
Mr. P’Pool	$823,414	$1,588,999	$3,235,828
Mr. Zerillo	$522,629	$1,068,149	$2,113,406

(1)
Reflects benefits payable pursuant to the terms and conditions of the executive severance plan (as described in detail above) and assumes that the Compensation and Talent Management Committee does not accelerate the vesting of the unvested portion of the named executive officer’s outstanding equity awards, in which case such unvested awards will be forfeited.

(2)
Assumes that the Compensation and Talent Management Committee accelerates the vesting of the unvested portion of the named executive officer’s outstanding stock option and restricted stock unit awards. Accordingly, the amount shown includes the value of the accelerated vesting of restricted stock units and “in-the-money” stock option awards. Per their terms,        performance units will remain outstanding and vest on a pro-rata basis based upon actual performance against the pre- established performance criteria (and, therefore, for purposes of this table the value included in this column with respect to outstanding performance units assumes threshold performance).

(3)
Assumes that the named executive officer had a qualifying termination in connection with a change in control of the Company. In addition to the severance payments to be received in connection with a qualifying termination following a change in control, the amount shown includes the value of the accelerated vesting of performance stock units (based on target performance), restricted stock units and “in-the-money” stock option awards.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	61

CEO PAY RATIO
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
For 2024, our last completed fiscal year, the median of the annual total compensation of all employees of the Company (other than our CEO) was $82,936, and the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $5,763,133. Based on this information, for 2024, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 69 to 1.
For 2024, we identified the median of the annual total compensation of all our employees and determined the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustment and estimates that we used were as follows:
■
For 2024, the “median employee” was selected on March 31, 2024. As of March 31, 2024, we had 576 global employees (full- time, part-time, temporary and seasonal) working at the Company and its consolidated subsidiaries.

■
To determine our “median employee” from our 2024 employee population, we used a consistently applied compensation definition and chose total taxable wages before deductions for pre-tax items derived from our payroll records.

■
We did not exclude any employees and we did not make any cost-of-living adjustments.

■
For employees located outside the United States, we applied a currency adjustment based on the average applicable foreign currency exchange rates for the calendar year 2024.

■
We determined that the “median employee” is a full-time hourly employee located in the United States, with taxable wages before deductions for pre-tax items for the 12-month period ending March 31, 2024 in the amount of  $82,936.

■
With respect to the annual total compensation of the previously identified “median employee,” we calculated the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of  $82,936.

■
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j) of our 2024 Summary Compensation Table included in this Proxy Statement.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	62

PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
The following disclosure is required by SEC rules to provide information about the relationship between executive compensation and the Company’s performance on select financial metrics. The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid for NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. More information on the Company’s compensation program and decisions for the 2024 performance year can be found in the Compensation Discussion and Analysis.
Pay Versus Performance Table
The following table sets forth information regarding the Company’s Compensation Actually Paid and certain other Company financial information for fiscal years 2024, 2023, 2022 and 2021.
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for non-CEO NEOs(1)(3)	Average Compensation Actually Paid to non-CEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Income (in millions)(6)		Adjusted EBITDA (in millions)(7)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)(5)
2024	$5,763,133	$9,714,056	$1,381,549	$1,689,898	$197.77	$142.58		$209,340	$373.9
2023	$5,583,109	$9,544,538	$1,348,444	$1,900,028	$170.74	$135.28	-$	82,306	$378.1
2022	$6,031,517	$9,906,721	$1,507,548	$2,034,984	$144.33	$159.41		$205,381	$367.7
2021	$5,148,033	$6,117,711	$1,244,311	$1,512,287	$120.18	$160.16		$164,682	$331.3

(1)
Represents the total compensation for Mr. Lombardi, our CEO, and the average total compensation for our non-CEO NEOs from the Summary Compensation Table for 2024, 2023, 2022, and 2021.

(2)
Represents the total compensation from the Summary Compensation Table for our CEO and the average total compensation for our non-CEO NEOs during 2024, 2023, 2022, and 2021 as adjusted to reflect changes in the fair value of outstanding stock and option awards in accordance with Item 402(v) of Regulation S-K. The table below details the adjustments:

(3)
Our non-CEO NEOs include the following individuals for each of 2024, 2023, 2022 and 2021: Messrs. Mekhail, P’Pool, Zerillo and Ms. Sacco.

(4)
Total Shareholder Return for each fiscal year assumes $100 was invested at the close of March 31, 2020 in Prestige and the Peer Group and that any dividends were reinvested when and as paid.

(5)
The Peer Group reflects the Company’s peer group that is used for purposes of compensation benchmarking, as defined in the Compensation Discussion and Analysis. This peer group was changed to exclude Lannett, Co., which ceased to be a relevant peer due to bankruptcy. Hostess Brands, Inc. was added as a replacement based on their similar financial profile. The Peer Group Total Shareholder Return with respect to the former peer group is $160.51, $156.73, $130.75 and $135.33, for 2021, 2022, 2023 and 2024, respectively.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
Represents the most important financial performance measure not otherwise reported in the above table that is used by the Company to link actual compensation paid during the most recent fiscal year to the Company’s performance, as required pursuant to Item 402(v) of Regulation S-K. Adjusted EBITDA is defined as net income plus depreciation and amortization, interest expense, integration, transition, purchase accounting, legal and various other costs associated with acquisitions and divestitures, tradename impairment and certain tax adjustments. This metric and definition is consistent with Adjusted EBITDA used in the Annual Incentive Plan, as described in the Compensation Discussion and Analysis. Please refer to Appendix A for a reconciliation of Non-GAAP Adjusted EBITDA to GAAP Net Income.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	63

PAY VERSUS PERFORMANCE
Reconciliation of Summary Compensation Totals and Compensation Actually Paid		2024				2023		2022		2021
		CEO		Average Non-CEO NEOs		CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs
Summary Compensation Table Total			$5,763,133		$1,381,549	$5,583,109	$1,348,444	$6,031,517	$1,507,548	$5,148,033	$1,244,311
- Stock and Option Awards(a)			$3,700,034		$611,250	$3,600,031	$592,510	$3,299,970	$565,266	$3,127,475	$507,589
Equity Award Adjustments(b)	+ Year End Fair Value of Equity Awards Granted in the Applicable Year		$4,349,174		$718,489	$4,139,342	$718,300	$3,940,907	$735,436	$3,390,325	$583,912
	+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End		$3,372,800		$274,980	$3,171,807	$365,822	$3,085,508	$315,689	$582,640	$151,858
	+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	-$	71,018	-$	73,869	$250,311	$59,972	$148,759	$41,577	$124,187	$39,795
Compensation Actually Paid			$9,714,056		$1,689,898	$9,544,538	$1,900,028	$9,906,721	$2,034,984	$6,117,711	$1,512,287

(a)
Represents the aggregate grant date fair value of all equity awards reported in the Stock Awards and Stock Option Awards columns in the Summary Compensation Table for the applicable year.

(b)
Represents the sum of the fair value of all equity awards granted during the covered fiscal year, measured at the end of the year plus the change in fair value of unvested awards granted in prior fiscal years, measured at the end of the covered fiscal year (or, for awards that vested in the covered fiscal year, as of the vesting date). The valuation methodology used to calculate fair values is consistent with those used at the time of grant.

Required Tabular Disclosure of Most Important Measures to Determine FY2024 AIP
As described in greater detail in our Compensation Discussion and Analysis (“CD&A”) within the sections titled “Pay for Performance Alignment” and “Annual Incentive Plan”, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The three items listed below represent the most important metrics we used to determine AIP for FY2024.
Most Important
Performance Measures
> Net Sales
> Adjusted EBITDA
> Free Cash Flow
We believe in the importance of delivering significant value to our stockholders and linking executive pay to our performance. We believe that Adjusted EBITDA (which is a metric used for purposes of our Annual Incentive Plan — see additional details regarding adjustments in the section titled “Compensation Discussion and Analysis — Annual Incentive Plan”) represents the most important financial performance measure linking NEO CAP to Company performance because it is indicative of our profitability and impacts our stock price, and accordingly, EBITDA is the “Company-Selected Measure” that is required to be disclosed in accordance with the PvP Rules. We also view Free Cash Flow as an instrumental measure of the Company’s performance as it drives our capital allocation strategy.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	64

PAY VERSUS PERFORMANCE
Relationship Between Compensation and Financial Performance
The table below shows the relationship between the compensation actually paid to the CEO and average non-CEO NEOs relative to net income and adjusted EBITDA for 2024, 2023, 2022, and 2021.
Pay vs Net Income and Adjusted EBITDA
The table below shows the relationship between the compensation actually paid to the CEO and average non-CEO NEOs relative to Total Shareholder Return for Prestige and the peer group for 2024, 2023, 2022, and 2021.
Pay vs TSR

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	65

DIRECTOR COMPENSATION IN 2024
DIRECTOR COMPENSATION IN 2024
The following table sets forth the cash and equity compensation paid or awarded to our non-employee directors during 2024. The columns regarding option awards and non-equity incentive, pension and deferred compensation plans have been omitted, as the Company does not provide such elements of compensation to our directors for their services.
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Mr. Byom	123,333	150,000	273,333
Ms. Clark	107,083	150,000	257,083
Mr. D’Arecca	47,916	150,000	197,916
Ms. Hopkins	93,333	150,000	243,333
Mr. Ricciardi	93,333	150,000	243,333
Ms. Zier	110,625	150,000	260,625

(1)
Reflects the grant date fair value of the stock awards granted in 2024, determined in accordance with FASB ASC Topic 718. On August 1, 2023, each of Mses. Clark, Hopkins, Zier and Messrs. Byom, D’Arecca and Ricciardi received 2,295 restricted stock units, representing $150,000 divided by $65.37 (the closing price of our common stock on the NYSE on August 1, 2023). The restricted stock units, which entitle the grantee to receive one share of common stock for each restricted stock unit, vest one year from the date of the grant and will be settled at each recipient’s prior election either upon vesting or upon the earliest to occur of such director’s death, disability or the cessation of board service for any reason other than death or disability. As of March 31, 2024, Mses. Clark, Hopkins, Zier and Messrs. Byom, D’Arecca, Ricciardi held 9,234, 25,827, 12,237, 50,298, 2,295, and 24,098 restricted stock units under the Company’s equity compensation plans, respectively. As of March 31, 2024, none of our directors held any stock options.

For more information regarding the compensation arrangements we have with our directors, please see “Proposal No. 1 — Election of Directors — How are the Company’s directors compensated?” on page 19 of this Proxy Statement.

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COMPENSATION AND TALENT MANAGEMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION AND TALENT MANAGEMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
For 2024, John E. Byom, Celeste A. Clark, Natale S. Ricciardi and Dawn M. Zier served as members of the Compensation and Talent Management Committee. During 2024, no member of the Compensation and Talent Management Committee served as an officer or employee of the Company or its subsidiaries, was formerly an officer of the Company or its subsidiaries, or entered into any transactions with the Company or its subsidiaries that would require disclosure under applicable SEC regulations. During 2024, none of our executive officers served as a member of the compensation committee or on the board of directors of another entity, any of whose executive officers served on our Compensation and Talent Management Committee or on our Board of Directors.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Were there any conflict of interest transactions during 2024?
No person or entity had significant business relationships with us since the beginning of fiscal 2024 that would require disclosure under applicable SEC regulations, and no transactions that would need to be disclosed under SEC regulations are currently planned for fiscal 2025.
Has the Board adopted a Related Persons Transaction Policy?
The Company adopted a Related Persons Transaction Policy. A summary of the Related Persons Transaction Policy is set forth below and the full text of the Policy is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com.
Transactions Subject to the Policy. A Related Person Transaction is a transaction in which the Company (which, for purposes of determining whether a transaction qualifies, includes the Company’s subsidiaries) is or will be a Participant (as defined below), involving an amount exceeding $120,000, and in which any Related Person (as defined below) had or will have a direct or indirect material interest. The term “Participant” is broadly defined to include situations in which the Company is not technically a party but has influenced another party to enter into a transaction or provide value to a Related Person. For example, facilitating the use of a Related Person as a supplier to the Company’s contract manufacturer would constitute “participation” by the Company and bring such an arrangement within the scope of the Policy.
The following transactions are exempt from the Policy:
■
Payment of compensation by the Company to a Related Person for service to the Company in the capacity or capacities that give rise to the person’s status as a Related Person, so long as the compensation is publicly disclosed, if such disclosure is required, in the Company’s Annual Report on Form 10-K (or Proxy Statement or information statement incorporated by reference into such Annual Report);

■
Transactions available to all employees or all stockholders of the Company on the same terms and conditions; and

■
Transactions that, when aggregated with the amount of all other transactions between the Related Person and the Company, involve less than $120,000 in a fiscal year.

Definition of Related Person. For purposes of the Policy, a “Related Person” means:
■
Any person who is, or at any time since the beginning of the Company’s most recently completed fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

■
Any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities;

■
Any Immediate Family Member (as defined in the Policy) of any of the foregoing persons; and

■
Any Affiliate (as defined in the Policy) of any of the foregoing persons or Immediate Family Members.

Notification Procedures. A transaction with a Related Person that is identified in advance is required to be disclosed to the Company’s General Counsel for review. In the event the Company becomes aware of a transaction with a Related Person that was not disclosed to the Company, the General Counsel will review the transaction. If the General Counsel determines that a transaction is a Related Person Transaction subject to the Policy, he will submit such transaction to the Audit and Finance Committee for consideration at its next meeting or, if it is not practicable or desirable to wait until the next meeting, to the Chair of the Audit and Finance Committee for prompt consideration. The Audit and Finance Committee, or the Chair of the Audit and Finance Committee, is authorized to approve those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, and that are consistent with the Company’s Code of Conduct and Ethics and Code of Ethics for Senior Financial Employees, as the Audit and Finance Committee or the Chair of the Audit and Finance Committee determines in good faith. The Audit and Finance Committee or the Chair of the Audit and Finance Committee will consider the relevant facts and circumstances of the Related Person Transaction, including (if applicable) the non-exclusive list of considerations set forth in the Related Persons Transaction Policy. Any ongoing or completed Related Person Transaction that is disapproved by the Audit and Finance Committee or the Chair of the Audit and Finance Committee is subject to corrective action.

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REPORT OF THE AUDIT AND FINANCE COMMITTEE
REPORT OF THE AUDIT AND FINANCE COMMITTEE
This Audit and Finance Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.
What is the Audit and Finance Committee and are its members “independent”?
The Audit and Finance Committee is composed of four directors appointed by the Board of Directors, all of whom are independent from the Company and its management as independence for audit committee members is defined in the NYSE listing standards and Rule 10A-3 under the Exchange Act. The Audit and Finance Committee operates under a written charter adopted by the Board of Directors, which is available at the “Investors” tab on our website at www.prestigeconsumerhealthcare.com and is also available in print to any stockholder or other interested party who makes a written request to the Company’s Corporate Secretary. The primary function of the Audit and Finance Committee is to assist the Board of Directors in its oversight and monitoring of our financial reporting and audit process, our system of internal control, our risk assessment process (including with respect to cyber risk and privacy) and our process for monitoring compliance with laws, regulations and policies. The Audit and Finance Committee also recommends to the Board of Directors the selection of the Company’s independent registered public accounting firm.
Are the members of the Audit and Finance Committee “financially literate”?
The members of the Audit and Finance Committee are financially literate as that qualification is interpreted by the Board of Directors and the NYSE. In addition, the Board has determined that each of Messrs. Byom and D’Arecca and Ms. Zier is an “audit committee financial expert” as defined by SEC regulations.
What is the relationship between management and the Audit and Finance Committee?
Management has the primary responsibility for establishing and monitoring adequate internal accounting and financial controls, the financial reporting process for preparing financial statements, and compliance with the Company’s legal and ethics programs. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards generally accepted in the United States of America and for issuance of a report thereon.
The Audit and Finance Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board of Directors.
What steps did the Audit and Finance Committee take in recommending that our audited financial statements be included in our annual report?
■
The Audit and Finance Committee met and held discussions separately and jointly with each of management and PricewaterhouseCoopers LLP regarding the Company’s audited consolidated financial statements for fiscal 2024, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and PricewaterhouseCoopers LLP’s audit of the effectiveness of the Company’s internal control over financial reporting.

■
Management represented to the Audit and Finance Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, on a consistent basis, and the Audit and Finance Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit and Finance Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, as amended, “Communications with Audit Committees.”

■
The Audit and Finance Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with PricewaterhouseCoopers LLP their independence. The Audit and Finance Committee also considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence from the Company. The Audit and Finance Committee concluded that PricewaterhouseCoopers LLP is independent from the Company and its management. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since at least 1999.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	69

REPORT OF THE AUDIT AND FINANCE COMMITTEE
Based on its review of the Company’s audited financial statements and the discussions noted above, the Audit and Finance Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal 2024 be included in the Company’s Annual Report on Form 10-K for 2024 for filing with the SEC.
MEMBERS OF THE 2024 AUDIT AND FINANCE COMMITTEE
James C. D’Arecca (Chair)
John E. Byom
Sheila A. Hopkins
Dawn M. Zier

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SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
How do I submit a stockholder proposal for inclusion in the Proxy Statement for next year’s Annual Meeting?
To be included in our Proxy Statement for our 2025 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, a proposal must be submitted by an eligible stockholder who complies with SEC Rule 14a-8 and must be received by us at our principal executive offices at 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary, by March   , 2025 (or, if the 2025 Annual Meeting of Stockholders is called for a date more than 30 days before or after August 6, 2025, within a reasonable time before we begin to print and mail our proxy materials for the 2025 Annual Meeting).
When and how must I submit a notice to introduce a director nomination or other item of business for it to be raised at the 2025 Annual Meeting of Stockholders, but not included in the Company’s Proxy Statement?
Assuming that our 2025 Annual Meeting of Stockholders is not held more than 30 days prior to or delayed by more than 60 days after August 6, 2025, our Amended and Restated Bylaws provide that we must receive written notice of your intention to introduce a director nomination or other item of business at the 2025 Annual Meeting not less than 90 nor more than 120 days prior to August 6, 2025 (or between April 8, 2025 and May 8, 2025). If the 2025 Annual Meeting is held more than 30 days prior to or delayed by more than 60 days after August 6, 2025, our Amended and Restated Bylaws provide that we must receive your notice not earlier than 120 days prior to the date of such annual meeting and not later than the close of business on the later of  (i) the 90th day prior to such annual meeting or (ii) the 10th day following the date on which public disclosure of such meeting was made. In the event a special stockholders meeting to elect directors is called, our Amended and Restated Bylaws provide that we must receive your notice not later than the close of business on the 10th day following the date on which public disclosure of such meeting was made. If we do not receive notice within the prescribed dates, or you do not meet other requirements specified in our Amended and Restated Bylaws or the SEC’s rules, such matters will not be brought before the meeting. In addition, nominations or proposals not made in accordance with the procedures described in our Amended and Restated Bylaws may be disregarded by the Chair of the meeting. Any stockholder interested in making such a nomination or proposal should request a copy of our Amended and Restated Bylaws from the Corporate Secretary.
Any written stockholder proposal or nomination for director to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the NYSE, the Exchange Act (including the information required by Rule 14a-19(b) including a statement that the nominating stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors in support of the nominee), and the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate (with respect to a nomination for director only) qualifies as independent under the NYSE’s and SEC’s rules and possesses the qualifications and experience we expect our directors to have.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	71

FORM 10-K
FORM 10-K
We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as filed with the SEC, including the financial statements and financial statement schedule thereto. Written requests for copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 should be directed to Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary. Our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 can also be downloaded without charge from the “Investors” tab of our website at www.prestigeconsumerhealthcare.com.

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GENERAL INFORMATION
GENERAL INFORMATION
What is this document?
This document is the Proxy Statement of Prestige Consumer Healthcare Inc. for the 2024 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, August 6, 2024 at the Company’s offices, 660 White Plains Road, Tarrytown, New York 10591. A proxy card is included.
We have tried to make this document simple and easy to understand. The SEC encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively.
Why am I receiving this document?
You are receiving this document because you were one of our stockholders at the close of business on June 10, 2024, the record date for our 2024 Annual Meeting. We are furnishing this Proxy Statement and the enclosed proxy card to you to solicit your proxy (i.e., your permission) to vote your stock in connection with certain matters at the Annual Meeting.
If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in “street name,” your bank or brokerage firm forwarded these proxy materials, along with a voting instruction card, to you.
What is a proxy?
A proxy is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy or a proxy card.
Giving us your proxy means that you authorize the proxy holders identified on the enclosed proxy card — Christine Sacco and William C. P’Pool — to vote your shares at the Annual Meeting in the manner you direct.
Who is soliciting my vote?
In this Proxy Statement, the Board of Directors is soliciting your vote for matters being submitted for stockholder approval at the 2024 Annual Meeting.
Will anyone be compensated to solicit my vote?
The cost of proxy solicitation, including the cost of preparing, assembling, printing, mailing and distributing these proxy materials, will be paid by the Company. Our directors, officers and employees will not receive additional compensation for their proxy solicitation efforts, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners of our stock.
Who may attend the Annual Meeting?
Only stockholders, their proxy holders and our invited guests may attend the Annual Meeting. For security reasons, we may require photo identification for admission. If your shares are held in “street name” by a broker, bank or other nominee, please bring a copy of the account statement reflecting your ownership of our common stock as of June 10, 2024, so that we may verify your stockholder status.
What if I have a disability?
If you are disabled and would like to participate in the Annual Meeting, we can provide reasonable assistance. Please send any request for assistance to Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary, at least two weeks before the meeting.
What is Prestige Consumer Healthcare and where is it located?
Prestige Consumer Healthcare Inc. is a holding company incorporated under the laws of the State of Delaware that, through its wholly owned subsidiaries, markets and distributes well-recognized, brand name over-the-counter healthcare products throughout

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	73

GENERAL INFORMATION
the U.S. and Canada, and in certain international markets. Major brands include Monistat®, Nix®, Chloraseptic®, Clear Eyes®, Compound W®, DenTek®, Luden’s®, Dramamine®, BC®, Goody’s®, TheraTears®, Debrox®, Fleet®, Summer’s Eve®, Boudreaux’s Butt Paste®, Hydralyte®, Fess®, as well as Gaviscon® in Canada. Our principal executive offices are located at 660 White Plains Road, Tarrytown, New York 10591. Our telephone number is (800) 831-7105.
Where is our common stock traded?
Our common stock is traded and quoted on the New York Stock Exchange (“NYSE”) under the symbol “PBH.”

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VOTING MATTERS
VOTING MATTERS
PROPOSAL					BOARD’S RECOMMENDATION	SEE PAGE
1	To elect the seven directors nominated by the Board of Directors and named in this Proxy Statement to serve until the 2025 Annual Meeting of Stockholders or until their earlier death, removal or resignation				FOR each director nominee	19
	☐ Ronald M. Lombardi	☐ John E. Byom	☐ Celeste A. Clark	☐ James C. D’Arecca
	☐ Sheila A. Hopkins	☐ John F. Kelly	☐ Dawn M. Zier
2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Prestige Consumer Healthcare Inc. for the fiscal year ending March 31, 2025				FOR	29
3	To vote on a non-binding resolution to approve the compensation of our named executive officers as disclosed in our Proxy Statement				FOR	31
4	To vote for the approval of the Amendments to our Amended and Restated Certificate of Incorporation				FOR	32
Who is entitled to vote?
You may vote if you owned shares of our common stock at the close of business on June 10, 2024. Each share of common stock is entitled to one vote. As of June 10, 2024, there were 49,675,033 shares of our common stock outstanding. A list of our stockholders will be open to the examination of any stockholder, for any purpose relevant to the meeting, at our headquarters during ordinary business hours for a period of 10 days prior to the Annual Meeting and at the Annual Meeting.
May other matters be raised at the Annual Meeting?
We currently are not aware of any business to be acted upon at the Annual Meeting other than the matters described above. Under federal securities laws, Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to the Company by the stockholders. If other business is properly raised and you have returned a signed proxy card with or without voting instructions or have voted by the internet, your proxies have authority to vote your shares as they think best on such business, including to adjourn the meeting.
How will the meeting be conducted?
The Chair of the meeting has broad authority to conduct the Annual Meeting so that the business of the meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the meeting. The Chair of the meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.
How do I vote?
If you own shares registered directly with the Company’s transfer agent, you may vote by the internet, or by signing and returning the enclosed proxy card. For more information about how to vote, please see the instructions on your proxy card.
If your shares are held in “street name,” your bank or brokerage firm forwarded these proxy materials, as well as a voting instruction card, to you. Please follow the instructions on the voting instruction card to vote your shares.
In addition to voting by proxy, you may vote in person at the Annual Meeting. Beneficial owners who hold shares in “street name” and who wish to vote in person at the Annual Meeting must bring a power of attorney or legal proxy from their bank, broker or other nominee. However, to assist us in tabulating votes at the Annual Meeting, we encourage you to vote by proxy even if you plan to be present at the Annual Meeting. Even if you vote prior to the Annual Meeting, stockholders are entitled to attend the Annual Meeting. Please see “Who may attend the Annual Meeting?” above for instructions on attending the Annual Meeting.

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VOTING MATTERS
What materials are available on the Internet?
This Proxy Statement, our Annual Report on Form 10-K, our 2024 Annual Report to Stockholders and other financial documents are available free of charge at the “Investors” tab on our corporate website at www.prestigeconsumerhealthcare.com. The Proxy Statement and our Annual Report on Form 10-K also are available free of charge on the SEC’s website at www.sec.gov.
How will my proxy be voted?
If you are a registered stockholder, the individuals named on the proxy card will vote your shares in the manner you indicate on your proxy card. You may vote for all, some or none of the director nominees. You may also abstain from voting. If your proxy card is signed and returned but does not contain specific voting instructions, your shares will be voted “FOR” the election of the directors named as nominees in this Proxy Statement, “FOR” the ratification of the appointment of our independent registered public accounting firm; “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement, and “FOR” the approval of the amendments of the Amended and Restated Certificate of Incorporation. If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the enclosed proxy card will vote your shares on such matters as they think best in their own discretion.
If your shares are held in “street name,” you have the right to direct your bank or brokerage firm how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non- routine item, your shares will be considered “broker non-votes” on that proposal.
Can I change my vote or revoke my proxy after I vote?
Yes. If you are a registered stockholder, to change your vote or revoke your proxy you must:
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cast a new vote by the internet prior to 11:59 p.m., Eastern Daylight Time, on August 5, 2024 or by signing another proxy card with a later date and returning it before the Annual Meeting;

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provide our Corporate Secretary at or before the Annual Meeting with a written notice of revocation dated later than the date of the latest proxy card you submitted; or

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attend the Annual Meeting and vote in person. Note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the Annual Meeting. “Street name” stockholders should refer to the instructions above under “How do I vote?” to vote at the Annual Meeting.

If you hold your shares in “street name,” the above options for changing your vote or revoking your instructions (other than attending the Annual Meeting and voting in person) do not apply, and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.
What if I receive more than one copy of these proxy materials?
The receipt of multiple copies of these proxy materials means that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, LLC. 6201 15th Ave., Brooklyn, New York 11219 and they can be reached at (718) 921-8300. In addition, any stockholders who share an address and are receiving multiple copies of our proxy material can request delivery of a single copy of our proxy materials by sending a written request addressed to Prestige Consumer Healthcare Inc., 660 White Plains Road, Tarrytown, New York 10591, Attention: Corporate Secretary.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. A quorum exists when the holders of a majority of the 49,675,033 shares of our common stock outstanding at the close of business on June 10, 2024 and entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting. The shares represented by withhold votes, abstentions and “broker non-votes” regarding proposals in the Proxy Statement will be considered present for quorum purposes.
How many votes are required to approve each proposal in the Proxy Statement?
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Election of Directors. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors. This means that the seven director nominees receiving the greatest number of  “For” votes will be elected. You may

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	76

VOTING MATTERS
vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees. If you withhold your vote as to all or specific nominees, your shares will not be voted with respect to the nominee or nominees indicated.
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Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal. Abstentions will be counted against this matter.

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Approval of Compensation of our Named Executive Officers. The approval of the non-binding resolution to approve the compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal. Abstentions will be counted against this matter. If the proposal is not approved by the required majority vote, the Board of Directors and the Compensation and Talent Management Committee will take into account the result of the vote when determining future executive compensation arrangements, particularly if the votes cast against the resolution exceed the number of votes cast in favor of the resolution.

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Approval of the Amendments to our Amended and Restated Certificate of Incorporation. Approval of the amendment to Article SEVEN of the Certificate of Incorporation requires the affirmative vote of the holders of at least 2/3 of our outstanding shares of common stock. Approval of the amendment to Article TEN of the Certificate of Incorporation requires the affirmative vote of holders of at least 80% of our outstanding shares of common stock.

What is the effect of not voting?
If you are a stockholder of record and submit a signed proxy without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on each matter. If you are a stockholder of record and you do not sign and return a proxy card or vote by the internet, your shares will not count toward the quorum requirement or towards any proposal at the Annual Meeting.
If you hold shares in “street name”, then, under NYSE rules and Delaware law:
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Election of Directors. With respect to the election of directors, your broker is not entitled to vote your shares on this matter if your broker does not receive instructions from you. A broker non-vote is not considered a vote cast and, therefore, it will have no effect on the election of directors.

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Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm. With respect to ratification of the appointment of our independent registered accounting firm, your broker is entitled to vote your shares on this matter if no instructions are received from you, so there will be no broker non-votes on this proposal.

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Approval of Compensation of our Named Executive Officers. With respect to the advisory vote on the compensation of our named executive officers, your broker is not entitled to vote your shares on this matter if your broker does not receive instructions from you. Broker non-votes will have no effect on the outcome of this matter.

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Approval of the Amendments to our Amended and Restated Certificate of Incorporation. With respect to the approval of the amendments to our Amended and Restated Certificate of Incorporation, your broker is not entitled to vote your shares on this matter if your broker does not receive instructions from you. Broker non-votes will be counted as votes against this proposal for the amendments to our Amended and Restated Certificate of Incorporation.

How many votes do I have, and can I cumulate my votes?
You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

In order to support your Board, please sign, date and mail the enclosed proxy card to vote FOR the election of the seven director nominees nominated by your Board, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, FOR the approval of the compensation of our named executive officers and FOR approval of the Amendments to our Amended and Restated Certificate of Incorporation. You may also vote over the internet using the internet address on the proxy card. If your shares are held in “street name”, you should follow the instructions on your voting instruction card to provide specific instructions to your bank or broker to vote as described above.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	77

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the federal securities laws. “Forward- looking statements” generally can be identified by the use of forward-looking terminology such as “assumptions,” “target,” “guidance,” “outlook,” “plans,” “projection,” “may,” “will,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. These statements are based on management’s estimates and assumptions with respect to future events and are believed to be reasonable, although they are inherently uncertain and difficult to predict. Actual results could differ materially from those expressed in the forward- looking statements as a result of a variety of factors. A discussion of factors that could cause results to vary is included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and other periodic reports filed with the SEC.
By Order of the Board of Directors
William C. P’Pool
Senior Vice President, General Counsel & Corporate Secretary
July 5, 2024

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APPENDIX A
ABOUT NON-GAAP FINANCIAL MEASURES
We are presenting Adjusted EBITDA because it is a metric included in our Annual Cash Incentive Plan (“AIP”) against which our performance is measured. We define Non-GAAP AIP Adjusted EBITDA as GAAP net income (loss), plus interest expense, provision for taxes, and depreciation and amortization, with additional adjustments for integration, transition, purchase accounting, legal and various other costs associated with acquisitions, divestitures and business transitions, goodwill and tradename impairment loss on disposal of assets and extinguishment of debt.
We define Non-GAAP Adjusted Net Income as GAAP Net Income (Loss) before, goodwill and tradename impairment, applicable tax impact associated with these items and normalized tax rate adjustment. Reported GAAP is calculated using diluted shares outstanding which were 50,178 for the year ended March 31, 2024 and 50,384 for the year ended March 31, 2023.
The following tables set forth the reconciliation of Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Adjusted Free Cash Flow, which are non-GAAP financial measures, to GAAP net income and our most directly comparable GAAP financial measure. The tables also reconcile Non-GAAP Adjusted EBITDA to GAAP Net Income used for our May 2021 Performance Grant Payout.
ADJUSTED EBITDA
	YEAR ENDED MARCH 31,
(DOLLAR VALUES IN THOUSANDS)	2024	2023
GAAP Net Income (Loss)	$209,339	$(82,306)
Interest Expense, net	67,160	69,164
Provision (benefit) for income taxes	66,686	(11,609)
Depreciation and amortization	30,675	32,625
Non-GAAP EBITDA	373,860	7,874
Goodwill and Tradename impairment	—	370,217
Non-GAAP Adjusted AIP EBITDA	$373,860	$378,091
ADJUSTED NET INCOME AND ADJUSTED EPS
	YEAR ENDED MARCH 31,
(DOLLAR VALUES IN THOUSANDS, EXCEPT PER SHARE DATA)	2024		2023
	NET INCOME	EPS	NET INCOME	EPS
GAAP Net Income (Loss)	$209,339	$4.17	($82,306)	($1.63)
Adjustments
Goodwill and Tradename Impairment	—	—	370,217	7.35
Tax impact of adjustments	—	—	(88,852)	(1.76)
Normalized tax rate adjustment	1,983	0.04	12,915	0.26
Total adjustments	1,983	0.04	294,280	5.85
Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS	$211,322	$4.21	$211,974	$4.21
Note: Amounts may not add due to rounding.

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	A-1

APPENDIX A
NON-GAAP ADJUSTED FREE CASH FLOW
	YEAR ENDED MARCH 31,
(IN THOUSANDS)	2024	2023
GAAP Net Income (Loss)	$209,339	$(82,306)
Adjustments:
Adjustments to reconcile net income (loss) to net cash provided by operating activities as shown in the Statement of Cash Flows	79,418	365,877
Changes in operating assets and liabilities as shown in the Statement of Cash Flows	(39,831)	(53,855)
Total adjustments	39,587	312,022
GAAP Net cash provided by operating activities	248,926	229,716
Purchase of property and equipment	(9,550)	(7,784)
Non-GAAP Adjusted Free Cash Flow	$239,376	$221,932
MAY 2021 PERFORMANCE SHARE GRANT TOTAL REVENUE AND ADJUSTED EBITDA
(DOLLAR VALUES IN MILLIONS)	FY 2022 TO 2024 TOTAL
GAAP Total Revenues	$3,339.9
GAAP Net Income	$332.4
Interest expense, net	200.6
Provision for income taxes	112.2
Depreciation & amortization	95.4
Non-GAAP EBITDA	$740.6
Inventory step-up charges associated with acquisition in Cost of Sales	1.6
Costs associated with acquisition in General and Administrative Expense	5.1
Goodwill and tradename impairment	370.2
Loss on extinguishment of debt and disposal of assets	2.1
Adjustments to EBITDA	379.0
Non-GAAP Adjusted EBITDA used for May 2021 Performance Share Grant Payout	$1,119.6

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	A-2

APPENDIX B
PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PRESTIGE CONSUMER HEALTHCARE INC.
Explanatory Note
The following is marked to reflect the proposed amendments (Proposal 4) to the Amended and Restated Certificate of Incorporation of Prestige Consumer Healthcare Inc. to include officer exculpation, reflected in Article SEVEN, and to delete certain acknowledgements and provisions with respect to a former stockholder of the Corporation, reflected in Article TEN.
ARTICLE SEVEN
Limitation of Liability
Section 1. To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.
ARTICLE TEN
[RESERVED]
~~Section 1. Certain Acknowledgments. In recognition and anticipation that: (i) the directors, officers, members, managers and/or employees of GTCR Golder Rauner, LLC, GTCR Golder Rauner II, LLC or any of their respective affiliates or investment funds (collectively, “GTCR”) may serve as directors and/or officers of the Corporation, (ii) GTCR may engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, (iii) non-employee directors of the Corporation may engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage and (iv) the Corporation and its subsidiaries may engage in material business transactions with GTCR and that the Corporation is expected to benefit therefrom, the provisions of this Article Ten are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve UTCR and its directors, officers, members, managers and/or employees, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.~~
~~Section 2. Competition and Corporate Opportunities. Neither GTCR nor any non- employee director shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. In the event that GTCR or any non-employee director acquires knowledge of a potential transaction or matter which may be a corporate opportunity for themselves and the Corporation or any of its subsidiaries, neither the Corporation nor any of its subsidiaries shall have any expectancy in such corporate opportunity, and neither GTCR nor any non-employee director shall have any duty to communicate or offer such corporate opportunity to the Corporation or any of its subsidiaries and may pursue or acquire such corporate opportunity for themselves or direct such corporate opportunity to another person.~~
~~Section 3. Allocation of Corporate Opportunities. In the event that a director of the Corporation who is not also an employee of the Corporation acquires knowledge of a potential transaction or matter which may be a corporate opportunity for the Corporation or any of its subsidiaries and such non-employee director, neither the Corporation nor any of its subsidiaries shall have any expectancy in such corporate opportunity unless such corporate opportunity is expressly offered to such non-employee director in writing solely in his or her capacity as a director of the Corporation.~~

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	B-1

APPENDIX B
~~Section 4. Agreements and Transactions with GTCR. In the event that GTCR enters into an agreement or transaction with the Corporation or any of its subsidiaries, a director or officer of the Corporation who is also a director, officer, member, manager and/or employee of GTCR shall have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such agreement or transaction, if:~~
~~(a) The agreement or transaction was approved, after being made aware of the material facts of the relationship between each of the Corporation or subsidiary thereof and GTCR and the material terms and facts of the agreement or transaction, by (i) an affirmative vote of a majority of the members of the Board of Directors of the Corporation who are not persons or entities with a material financial interest in the agreement or transaction (“Interested Persons”) or (ii) an affirmative vote of a majority of the members of a committee of the Board of Directors of the Corporation consisting of members who are not Interested Persons;~~
~~(b) The agreement or transaction was fair to the Corporation at the time the agreement or transaction was entered into by the Corporation; or~~
~~(c) The agreement or transaction was approved by an affirmative vote of a majority of the shares of the Corporation’s Common Stock entitled to vote, excluding GTCR and any Interested Person; provided that if no Common Stock is then outstanding a majority of the voting power of the Corporation’s capital stock entitled to vote, excluding GTCR and any Interested Person.~~
~~Section 5. Amendment of this Article. Notwithstanding anything to the contrary elsewhere contained in this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least 803∕4 of the voting power of all shares of Common Stock then outstanding, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article Ten.~~

Prestige Consumer Healthcare Inc. 2024 Proxy Statement	B-2

ANNUAL MEETING OF STOCKHOLDERS OFPRESTIGE CONSUMER HEALTHCARE INC.August 6, 2024GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.Important Notice Regarding the Availability of Proxy Materialsfor the Stockholders Meeting to be held on August 6, 2024:The Proxy Statement, Proxy Card and the 2024 Annual Report to Stockholdersare available at the Investors tab of www.prestigeconsumerhealthcare.comPlease sign, date and mailyour proxy card in theenvelope provided as soonas possible.Please detach along perforated line and mail in the envelope provided.20730303000000000000 3 080624THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORSAND "FOR" PROPOSALS 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1. To elect seven directors to serve until the 2025 Annual Meeting of Stockholders.O Ronald M. LombardiO John E. ByomO Celeste A. ClarkO James C. D’AreccaO Sheila A. HopkinsO John F. KellyO Dawn M. Zier2. To ratify the appointment of PricewaterhouseCoopers LLP as theindependent registered public accounting firm of Prestige ConsumerHealthcare Inc. for the fiscal year ending March 31, 2025.3. Say on Pay - An advisory vote on the resolution to approve the compensationof Prestige Consumer Healthcare Inc.’s named executive officers.4. To approve the Amendments to our Amended and Restated Certificate ofIncorporation.5. To transact such other business as may properly come before the Annual Meeting and anypostponement or adjournment thereof.This proxy, when properly executed, will be voted in the manner directed by theundersigned stockholder. If no direction is made, this proxy will be voted FOR allnominees in Proposal 1 and FOR Proposals 2, 3 and 4. In their discretion, the proxies areauthorized to vote upon such other business as may properly come before the AnnualMeeting or any postponement or adjournment thereof.FOR AGAINST ABSTAINFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(SeeINSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRESTIGE CONSUMER HEALTHCARE INC.660 WHITE PLAINS ROADTARRYTOWN, NY 10591This proxy is solicited on Behalf of the Board of Directors for the AnnualMeeting of Stockholders on August 6, 2024 at 10:00 a.m. (Eastern Daylight Time).The undersigned hereby appoints William P’Pool and Christine Sacco, and each ofthem, lawful agents and proxies with full power of substitution, to represent and to vote asdesignated below, all shares of common stock of PRESTIGE CONSUMER HEALTHCAREINC. held by the undersigned at the close of business on June 10, 2024, at the AnnualMeeting of Stockholders to be held on August 6, 2024 at 10:00 a.m. (Eastern Daylight Time)at 660 White Plains Road, Tarrytown, NY 10591, and at any postponement or adjournmentthereof, on all matters coming before said meeting.To attend the Annual Meeting and vote in person, please see “Who may attend theAnnual Meeting?” and “How do I vote?” in the Proxy Statement. WHETHER OR NOTYOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THIS PROXYCARD ON THE REVERSE SIDE AND PROMPTLY RETURN THIS PROXY CARD IN THEENCLOSED ENVELOPE, OR VOTE VIA THE INTERNET.(Continued and to be signed on the reverse side.)

To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.Vote online until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via https://equiniti.com/us/ast-accessto enjoy online access.PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORSAND "FOR" PROPOSALS 2, 3 AND 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x20730303000000000000 3 080624COMPANY NUMBERACCOUNT NUMBERImportant Notice Regarding the Availability of Proxy Materialsfor the Stockholders Meeting to be held on August 6, 2024:The Proxy Statement, Proxy Card and the 2024 Annual Report to Stockholdersare available at the Investors tab of www.prestigeconsumerhealthcare.comANNUAL MEETING OF STOCKHOLDERS OFPRESTIGE CONSUMER HEALTHCARE INC.1. To elect seven directors to serve until the 2025 Annual Meeting of Stockholders.O Ronald M. LombardiO John E. ByomO Celeste A. ClarkO James C. D’AreccaO Sheila A. HopkinsO John F. KellyO Dawn M. ZierFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructiTo ratify the appointment of PricewaterhouseCoopers LLP as theindependent registered public accounting firm of Prestige ConsumerHealthcare Inc. for the fiscal year ending March 31, 2025.3. Say on Pay - An advisory vote on the resolution to approve the compensationof Prestige Consumer Healthcare Inc.’s named executive officers.4. To approve the Amendments to our Amended and Restated Certificate ofIncorporation.5. To transact such other business as may properly come before the Annual Meeting and anypostponement or adjournment thereof.This proxy, when properly executed, will be voted in the manner directed by theundersigned stockholder. If no direction is made, this proxy will be voted FOR allnominees in Proposal 1 and FOR Proposals 2, 3 and 4. In their discretion, the proxies areauthorized to vote upon such other business as may properly come before the AnnualMeeting or any postponement or adjournment thereof.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.